              As filed with the Securities and Exchange Commission
                on March 29, 2001 (to be effective April 1, 2001)
                        Securities Act File No. 33-18505
                     Investment Company Act File No 811-5388


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ X ]

Pre-Effective Amendment No.                                               [   ]


Post-Effective Amendment No. 25                                           [ X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
           ACT OF 1940                                                    [ X ]


                               Amendment No. 26                           [ X ]


                        (Check appropriate box or boxes)

                             SG COWEN FUNDS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      560 Lexington Avenue
                       New York, New York               10022
              --------------------------------------   --------
             (address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 278-7500

                              Rodd M. Baxter, Esq.
                              SG Cowen Funds, Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020
                   -------------------------------------------
                     (Name and Address of Agent for Service)


                                   Copies to:
                                Jon S. Rand, Esq.
                            Willkie, Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019



                  Approximate Date of Proposed Public Offering
                   As soon as practicable after the effective
                       date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

      Immediately upon filing pursuant to paragraph (b), or
---


 X    on April 1, 2001 pursuant to paragraph (b), or
---


      60 days after filing pursuant to paragraph (a), or
---


      on               pursuant to paragraph (a)(1)
---


      75 days after filing pursuant to paragraph (a)(2)
---

      on (date) pursuant to paragraph (a)(2) of Rule 485.
---

--------------------------------------------------------------------------------
      PROSPECTUS                                           APRIL 1, 2001
--------------------------------------------------------------------------------

                              SG Cowen Intermediate
                                Fixed Income Fund




                               SG Cowen Government
                                 Securities Fund











THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      SG COWEN                                        [SG COWEN LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                Page
                                                                ----
         SG COWEN INTERMEDIATE FIXED INCOME FUND .............    3
         SG COWEN GOVERNMENT SECURITIES FUND .................    6
         HOW WE MANAGE THE FUNDS .............................    9
         Our investment strategies ...........................    9
         The securities in which we typically invest .........    9
         The risks of investing in the Funds .................   11
         WHO MANAGES THE FUNDS ...............................   11
         Investment adviser ..................................   11
         Management Fees .....................................   11
         Portfolio manager ...................................   11
         ABOUT YOUR ACCOUNT ..................................   11
         Choosing a share class ..............................   11
         How to reduce your sales charge .....................   14
         How to buy shares ...................................   14
         How to sell shares ..................................   15
         Account minimum .....................................   15
         Special services ....................................   15
         DIVIDENDS, DISTRIBUTIONS AND TAXES ..................   16
         FINANCIAL HIGHLIGHTS ................................   17

SG COWEN INTERMEDIATE FIXED INCOME FUND ("INTERMEDIATE FUND")

WHAT ARE THE FUND'S GOALS?

     The Fund seeks current income and stability of principal through investment primarily in high quality intermediate term fixed income securities. Although the Fund will strive to achieve these goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


     Under normal market conditions, we invest at least 65% of the Fund's assets in high quality fixed income securities with a weighted average maturity between three and ten years. The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, preferred stock, corporate debt obligations, and mortgage related securities. The Fund may also purchase securities on a when-issued basis. At least 65% of the Fund's assets will be invested in securities rated in the two highest categories of the ratings assigned by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), and all of the Fund's assets will be invested in securities in the four highest ratings assigned by at least one NRSRO, or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

     Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

     The market value of fixed income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. You should also recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. For further discussion of risk, see "How We Manage the Fund."

     You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total investment program. You may wish to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

INTERMEDIATE FUND

HOW HAS THE FUND PERFORMED?

     THE BAR CHART AND TABLE below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns have varied since the Fund commenced operations, as well as the average annual returns of all of the Fund's shares for one year, five years, and since inception -- compared to the performance of the Lehman Intermediate Government/Corporate Index. You should remember that unlike the Fund, the Lehman Intermediate Government/Corporate Index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.


                          YEAR BY YEAR CLAS A RETURNS

           1993*   1994    1995    1996    1997    1998    1999    2000
           ----    ----    ----    ----    ----    ----    ----    ----
           5.74%  (1.43)% 14.92%   3.47%   8.13%   8.94%  (3.35)% 12.60%

* Since inception

     During the years illustrated above, the Fund's highest return in one quarter was +5.40% (9/30/98) and its lowest return in one calendar quarter (12/31/99) was -2.04%.

CALENDAR YEAR RETURNS (CLASS A)

     The maximum Class A sales charge of 2.35%, assessed when you purchase shares, is not reflected in the total returns noted above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.


AVERAGE ANNUAL RETURNS AS OF 12/31/2000



                                                         1 Year   5 Years  Inception*
                                                         ------   -------  ----------
SG Cowen Intermediate Fixed Income Fund, Class A .....    10.01%    5.32%     5.68%
Lehman Intermediate Government/Credit Index ..........    11.85%    6.24%     7.08%



                                                        1 Year   5 Years    Inception
                                                        ------   -------    ---------
SG Cowen Intermediate Fixed Income Fund, Class B .....    9.26%    5.37%      6.66%**
SG Cowen Intermediate Fixed Income Fund, Class I .....   12.89%    6.07%      7.01%***


*     January 20, 1993
**    July 12, 1994
***   July 11, 1994

INTERMEDIATE FUND

WHAT ARE THE FUND'S FEES AND EXPENSES?

     These tables describe the fees and expenses you may pay in connection with an investment in the Fund.

     SHAREHOLDERS FEES are paid directly from your investment. The Fund may waive or reduce sales charges. Please see the Statement of Additional Information for additional information on sales charges.

Share Class                                                                  A            B            I
-----------                                                                -----        -----        -----
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price) ...........................................................       2.35%(1)     None         None
Maximum Contingent Deferred Sales Charge (Load) (as a % of purchase
  price or redemption price, whichever is lower) ...................       None         3.00%(2)     None
Maximum Sales Charge (Load) on Reinvested Dividends ................       None         None         None
Redemption Fees(3) .................................................       None         None         None
Exchange Fee .......................................................       None         None         None

     ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from the Fund's assets.


Share Class                                              A            B            I
-----------                                            -----        -----        -----
Management Fees ................................       0.50%        0.50%        0.50%
Distribution and Service (12b-1) Fees ..........       0.25%        0.50%        00.0%
Other Expenses .................................       1.72%        2.00%        2.33%
                                                       ----         ----        -----
Total Operating Expenses(4) ....................       2.47%        3.00%        2.83%



EXAMPLE(5)


     This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 assuming an annual 5% return and the Fund's operating expenses remaining the same. Unless otherwise indicated, the example assumes that you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                                                       1 Year   3 Years   5 Years   10 Years
                                                       ------   -------   -------   --------
       Class A ......................................   $479    $  986    $1,520    $2,975
       Class B (assumes redemption at end of period)    $603    $1,127    $1,677    $3,318
       Class B (assumes no redemption) ..............   $303    $  927    $1,577    $3,318
       Class I ......................................   $286    $  877    $1,494    $3,157


-----------
(1) A purchase of Class A shares at $1 million or more will be made at net asset value.
(2) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 3%. The contingent deferred sales charge is 3% during the second year, 2% during the third and fourth years, 1% during the fifth and sixth years, and 0% thereafter.
(3) The Fund currently charges $10.00 per redemption for redemptions payable by wire.
(4) The above table does not reflect SGCAM's voluntary waiver of fees and reimbursement of expenses. The total annual operating expenses after considering reimbursement would have been .65%, .90% and .40% for Class A, B and I, respectively.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

SG COWEN GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND")

WHAT ARE THE FUND'S GOALS?

     The Fund seeks total return consisting of current income and appreciation of capital primarily through investments in U.S. Government securities. Although the Fund will strive to achieve these goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


     Under normal market conditions, at least 65% of the Fund's assets will be invested in U.S. Government securities. The balance of the Fund's assets will be invested in mortgage related securities rated in the four highest ratings assigned by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them. The Fund may also purchase securities on a when-issued basis.


     Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and the statement of additional information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

     Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

     The market value of fixed income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by one Fund can be expected to vary inversely to changes in prevailing interest rates. You should also recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. For further discussion of risk, see "How We Manage the Fund."

     You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total investment program. You may wish to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

GOVERNMENT FUND

HOW HAS THE FUND PERFORMED?

     THE BAR CHART AND TABLE below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns have varied since the Fund commenced operations, as well as the average annual returns of all of the Fund's shares for one year, five years, and since inception -- compared to the performance of the Lehman Aggregate Index. You should remember that unlike the Fund, the Lehman Aggregate Index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.


                          YEAR BY YEAR CLASS A RETURNS

            1993*   1994    1995    1996    1997    1998    1999    2000
            ----    ----    ----    ----    ----    ----    ----    ----
            7.85%   (2.80)% 15.83%  1.92%   8.57%   10.49%  (2.16)% 11.67%

     During the years illustrated above, the Fund's highest return in one quarter was +6.61% (9/30/98) and its lowest return in one calendar quarter (3/31/94) was -2.38%.

CALENDAR YEAR RETURNS (CLASS A)

     The maximum Class A sales charge of 4.75%, assessed when you purchase shares, is not reflected in the total returns noted above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.


AVERAGE ANNUAL RETURNS AS OF 12/31/2000



                                                  1 Year    5 Years   Inception*
                                                  ------    -------   ----------
SG Cowen Government Securities Fund, Class A ....   6.40%    4.95%      5.63%
Lehman Aggregate Index ..........................  11.63%    6.46%      7.87%



                                                   1 Year    5 Years  Inception
                                                   ------    -------  ---------
SG Cowen Government Securities Fund, Class I ....   11.61%    5.96%     7.21%**


*     January 20, 1993
**    July 11, 1994

     There are currently no Class B shares outstanding.

GOVERNMENT FUND

WHAT ARE THE FUND'S FEES AND EXPENSES?

     These tables describe the fees and expenses you may pay in connection with an investment in the Fund.

     SHAREHOLDERS FEES are paid directly from your investment. The Fund may waive or reduce sales charges. Please see the Statement of Additional Information for additional information on sales charges.


Share Class                                                                  A          B         I
-----------                                                                -----      -----     -----
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering
  price) ...........................................................       4.75%(1)   None       None
Maximum Contingent Deferred Sales Charge (Load) (as a % of purchase
  price or redemption price, whichever is lower) ...................       None       5.00%(2)   None
Maximum Sales Charge (Load) on Reinvested Dividends ................       None       None       None
Redemption Fees(3) .................................................       None       None       None
Exchange fee .......................................................       None       None       None


     ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from the Fund's assets.


Share Class                                             A            B            I
-----------                                           -----        -----        -----
Management Fees ................................      0.60%        0.60%        0.60%
Distribution and Service (12b-1) Fees ..........      0.25%        1.00%        00.0%
Other Expenses .................................      6.01%        6.01%        6.00%
                                                      ----         ----        -----
Total Operating Expenses(4) ....................      6.86%        7.61%        6.60%


*  Expenses have been estimated based on Class A expenses.


EXAMPLE(5)


     This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 assuming an annual 5% return and the Fund's operating expenses remaining the same. Unless otherwise indicated, the example assumes that you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                                                                1 Year     3 Years     5 Years     10 Years
                                                                ------     -------     -------     --------
    Class A ................................................    $1,122     $2,381      $3,594      $6,433
    Class B (assumes redemption at end of period) ..........    $1,251     $2,495      $3,764      $6,687
    Class B (assumes no redemption) ........................    $  751     $2,195      $3,564      $6,687
    Class I ................................................    $  655     $1,933      $3,171      $6,095


-----------
(1) A purchase of Class A shares at $1 million or more will be made at net asset value.
(2) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) The Fund currently charges $10.00 per redemption for redemptions payable by wire.
(4) The above table does not reflect SGCAM's voluntary waiver of fees and reimbursement of expenses. The total annual operating expenses after considering a reimbursement waiver have been .40%, .90% and .40% for Class A, B and I, respectively.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

                            HOW WE MANAGE THE FUNDS

OUR INVESTMENT STRATEGIES

     We analyze economic and market conditions, seeking to identify the securities that we think make the best investments in pursuit of our investment objectives. We blend a number of investment strategies to manage the Funds.

SG COWEN INTERMEDIATE FIXED INCOME FUND

     We seek to achieve the Fund's objectives by investing primarily in high quality fixed income securities. If we anticipate a rise in interest rates, we will reduce the weighted average maturity of the securities in which we invest, but in no case will that be less than three years. On the other hand, if we anticipate a decline in interest rates, we will lengthen the average weighted maturity, but in no case will that be more than ten years. The maximum remaining maturity of any investment held by the Fund is 40 years. We invest only in those securities rated in the highest categories of a nationally recognized statistical rating organization. If a security is not rated, we invest only in those which we deem to be of comparable quality of those securities described in the previous sentence. At least 65% of the Fund's assets will be invested in securities rated in the two highest categories of the ratings assigned by at least one Nationally Recognized Statistical Rating Organization (NRSRO), and all of the Fund's assets will be invested in securities in the four highest ratings assigned by at least one NRSRO, or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

     The following is a description of the securities in which the Intermediate Fund normally invests. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

U.S. GOVERNMENT SECURITIES

     U.S. government securities include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Banks and Farmers Home Administration. U.S. government securities includes zero coupon bonds which are bonds that are sold for only a fraction of their par value and don't pay interest. Instead, the bond increases to its full value when it matures.

CORPORATE BONDS

     Corporate bonds are debt obligations issued by a corporation.

DEBENTURE

     An unsecured bond backed by the creditworthiness of the issuer, but not by the issuer's tangible assets.

FLOATING RATE NOTES

     A floating rate note is a debt obligation whose interest rate changes whenever a specified benchmark interest rate, such as the federal funds rate, changes.

MORTGAGE-BACKED SECURITIES

     Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, the

Federal National Mortgage Association and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

NON-CONVERTIBLE FIXED INCOME PREFERRED STOCK

     Preferred stock is stock with a fixed dividend rate that must be paid before the dividend of any common stock, pays a guaranteed rate of interest and cannot be converted into common stock.

SG COWEN GOVERNMENT SECURITIES FUND

     We seek to achieve the Fund's objectives by investing primarily in high quality fixed income securities. If we anticipate a rise in interest rates, we will reduce the average weighted maturity of the securities in which we invest, and if we anticipate a decline in interest rates, we will lengthen the average weighted maturity. Under normal market conditions, at least 65% of the Fund's assets will be invested in U.S. government securities. The balance of the Fund's assets will be invested in mortgage related securities rated in the four highest ratings assigned by at least one NRSRO, or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

     The following is a description of the securities in which the Government Fund normally invests. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

U.S. GOVERNMENT SECURITIES

     U.S. government securities include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Banks and Farmers Home Administration. U.S. government securities includes zero coupon bonds which are bonds that are sold for only a fraction of their par value and don't pay interest. Instead, the bond increases to its full value when it matures.

MORTGAGE-BACKED SECURITIES

     Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

     THE FOLLOWING APPLIES TO BOTH FUNDS:

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

     Each Fund may buy or sell securities on a when-issued or delayed delivery basis, paying for the securities before delivery or taking delivery at a later date. When-issued securities, although authorized, have not yet been issued. Buying and selling securities on a delayed delivery basis calls for the delivery of the securities at an agreed upon date later than the scheduled date.

PORTFOLIO TURNOVER

     Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced within one year securities valued at 100% of the Fund's net assets. While we do not intend to engage in short term trading, we sell securities regardless of how long we have held them in order to take advantage of investment opportunities or to take advantage of changing economic conditions. We conduct ongoing analysis of the markets to determine what investments are appropriate for the current economic and investment environment and then act on that analysis. The Funds do not anticipate that portfolio turnover will affect the performance or have any tax consequences for their shareholders.

THE RISKS OF INVESTING IN THE FUND

     Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund's investment, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund: (1) Market risk is the risk that all or a majority of the securities in a certain market -- like the stock or bond market -- will decline in value because of factors such as economic conditions, future expectations or investor confidence; (2) Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price significantly lower than their broadly recognized value; and (3) Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

                             WHO MANAGES THE FUNDS

     The officers of each Fund conduct the Fund's daily business operations, subject to the supervision of the Fund's Board of Directors.

INVESTMENT ADVISER


     SG Cowen Asset Management, Inc. ("SGCAM") manages the Funds' business affairs, including being responsible for each Fund's investment program and provides daily administrative services. SGCAM currently manages approximately $2.5 billion in assets, and is an indirect wholly owned subsidiary of Societe Generale Asset Management, S.A., a leading international investment manager.


MANAGEMENT FEES

     For managing the Intermediate Fund and the Government Fund and their investments, the adviser is paid a yearly fee of 0.50% and 0.60%, respectively, of daily net asset value.

PORTFOLIO MANAGER

     Alan E. Koepplin is a Senior Investment Officer and is responsible for the daily management of each Fund's portfolio. He has had such responsibility since the Funds commenced operations in January, 1993. He has served as a Director and Portfolio Manager of SG Cowen and then SGCAM since July 1, 1998. Prior thereto he was a Director and Portfolio Manager of Cowen Asset Management.

                               ABOUT YOUR ACCOUNT

     You can choose from a number of share classes. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

     CLASS A Class A shares have an up-front sales charge that you pay when you buy the shares. If you invest $50,000 or more your front-end sales charge will be reduced. You may qualify for other reduced sales charges, as described in "How To Reduce Your Sales Charges," and under certain circumstances the sales charge may be waived; please see the Fund's Statement of Additional Information. Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of the Fund's average daily net assets, which is lower than the 12b-1 fee for Class B shares. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares. Class A shares are not subject to a contingent deferred sales charge. The offering price includes a front-end sales charge.

CLASS A SHARES FEES

INTERMEDIATE FUND


                                            Sales charge as a      Sales charge as a
                                            Percentage of the      Percentage of the      Dealer
Shares Purchased in Single Transaction    Public Offering Price   Net Amount Invested   Reallowance
--------------------------------------    ---------------------   -------------------   -----------
Up to $49,999...........................           2.35%                  2.40%             2.00%
$50,000 to $99,999......................           2.25%                  2.30%             1.90%
$100,000 to $249,999....................           2.00%                  2.04%             1.75%
$250,000 to $499,999....................           1.75%                  1.78%             1.50%
$500,000 to $999,999....................           1.45%                  1.47%             1.25%
$1,000,000 to $3,999,999................              0%                     0%             0.30%


GOVERNMENT FUND


                                      Sales charge      Sales charge as     Dealer's commission
                                         as % of          % of amount        as % of offering
Amount of purchase                   offering price         invested               price
------------------                   --------------         --------               -----
Up to $49,999....................          4.75%              5.00%                 4.00%
$50,000 to $99,999...............          4.00%              4.17%                 3.25%
$100,000 to $249,999.............          3.75%              3.90%                 3.00%
$250,000 to $499,999.............          2.50%              2.56%                 2.00%
$500,000 to $999,999.............          2.00%              2.04%                 1.50%
$1,000,000 to $3,999,999.........             0%                 0%                 0.50%


* If you invest $4 million or more, you will receive Class I shares, which are not subject to any sales charge or service fee.

     CLASS B Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them. If you redeem Class B shares of Intermediate Fund during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 3%. The contingent deferred sales charge is 3% during the second year, 2% during the third and fourth years, 1% during the fifth and sixth years, and 0% thereafter. If you redeem Class B shares of Government Fund during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Under certain circumstances the contingent deferred sales charge may be waived; please see the Fund's Statement of Additional Information. Class B Shares of Intermediate Fund are subject to a service fee at the annual rate of 0.25%, and a distribution fee at the annual rate of 0.25%, and Class B shares of Government Fund are subject to a service fee at the annual rate of 0.25%, and a distribution fee at the annual rate of 0.75%, of the value of the respective Fund's average daily net assets attributable to this Class. The 12b-1 plan allows each Fund to pay distribution fees for the sale and distribution of its shares.

     CLASS I Class I shares have no up-front sales charge, so the full amount of your purchase is invested in the Funds. Class I shares are not subject to a contingent deferred sales charge or to an annual 12b-1 fee. Class I shares may be referred to as institutional shares. They are available exclusively to certain types of investors such as employee benefit plans of selected dealers of the Funds, charitable organizations, investment advisory and consulting clients of SG Cowen, accounts as to which a broker, registered investment adviser, or bank charges an account management fee and certain omnibus accounts. Please contact your financial adviser for further information or see the Fund's Statement of Additional Information.

HOW TO REDUCE YOUR SALES CHARGE

     We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Funds' Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

PROGRAM

Letter of intent                 You can use a Letter of Intent to combine all your purchases of Class A shares in selected SG Cowen Funds over a 13-month period to qualify for reduced front-end sales charges.
Rights of accumulation           You may also combine your previous purchases of Class A shares in the Fund along with the purchase of Class A shares of selected other SG Cowen Funds to reduce your front-end sales charges.
Reinvestment of redeemed         Up to 30 days after you redeem your Class A shares, you can reinvest the
shares                           proceeds without paying a front-end sales charge. You may use this privilege only once.
Certain individuals, employees   Qualified individuals, organizations, retirement and profit sharing plans, and
of SG Cowen, 401(k) and          others may qualify for the purchase of Class A shares without a sales charge.
other retirement plans

Please see your financial adviser to determine whether you qualify for any of these programs, or consult the Statement of Additional Information.

HOW TO BUY SHARES

     Your financial adviser can handle all the details of purchasing shares, including opening an account. You can also invest in the Fund by mail. Complete an investment slip indicating the class of shares you wish to purchase, and mail it with your check payable to the Fund to: DST Systems, Inc. ("DST"), 210 West 10th Street, Kansas City, MO 64105. If you are making an initial purchase by mail, you must include a completed Investment Application, or an appropriate retirement plan application if you are opening a retirement account, with your check. If you want to purchase shares by Federal wire, contact the Fund directly at 1-877-293-7298. There is no charge for establishing or maintaining an account.

     You can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. If you are buying shares in an IRA, or a retirement plan for self-employed persons, the minimum initial purchase is $500, and additional investments of only $50 after that.

     If your order is received before 4:15 p.m. Eastern time on a business day, you will pay that day's closing share price which is based on the Funds' net asset value. If your order is received after 4:15 p.m., you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

     Normally, we determine the Funds' net asset value (NAV) per share as of 4:15 p.m. Eastern time each day the New York Stock Exchange is open for business. We calculate the net asset value per share by adding the market value of all the securities and other assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We price securities and other assets for which market quotations are available at their market value. Any short-term investments which have a maturity of less than 60 days are priced at amortized cost.

HOW TO SELL SHARES

     You can sell your shares back to each Fund by mail or by contacting your financial adviser. Generally, SG Cowen and other authorized dealers will act on your oral instructions to redeem shares. If you send a written order to DST to redeem shares, your request must be signed by all owners of the account, and you must include a signature guarantee for each owner. If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.

     When a properly completed request to sell or exchange shares is received by 4:15 p.m. Eastern time on any day the New York Stock Exchange is open for business, you will receive the net asset value as determined on the business day your request is received. We will pay you normally within three business days, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send you the proceeds from the sale of your shares.

ACCOUNT MINIMUM

     If as a result of redemption your account balance falls below the required minimum amount of $500, you will have 30 days to raise the balance to the minimum after we notify you in writing. If your account is not at the minimum by the required time, we may redeem it.

SPECIAL SERVICES

     To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 1-877-293-7298.

o You can exchange all or part of your shares for the same class of shares in certain other SG Cowen funds without paying a sales charge. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the Fund's prospectus and read it carefully before buying shares through an exchange. For income tax purposes, an exchange is treated as a concurrent sale and purchase and any gain on the transaction may be subject to income tax. Therefore, you should consult your tax adviser about the tax consequences of any exchange.

o You can automatically invest regular monthly investments of $100 or more directly from your checking account. No fee is charged for these automatic transactions, but a service charge of $10.00 will be deducted for checks returned for insufficient funds. The Funds reserve the right upon notification to all participants, to impose a fee in the future.

o You may buy shares in the Funds for your individual or group retirement plan, including your Individual Retirement Account (IRA), Roth IRA and Education IRA.

o Through our Systematic Withdrawal Plan, you can arrange a regular monthly, quarterly, or annual payment from your account made to you or someone you designate. If the value of your account is $10,000 or more, you can make withdrawals of at least $50 monthly.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund declares income dividends daily and pays them monthly, while any net realized capital gains are generally distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

     Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is not affected by whether you reinvest your dividends or receive them in cash. Dividends from short-term capital gains and net investment income are generally taxable as ordinary income; dividends from long-term capital gains are taxable as capital gains. In addition, you may be subject to state and local taxes on distributions.

     We will send you a statement each year detailing the amount and tax status of all dividends and capital gains that you were paid during the prior year.

                              FINANCIAL HIGHLIGHTS

     These financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. All information reflects financial results for a single share in each Fund. The following information for the two years ended November 30, 2000 has been audited by KPMG LLP, Independent Auditors whose report, thereon appears in the Fund's Annual Report, which is available upon request by calling 1-877 293-7298. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors.



                                                                                       SG Cowen Intermediate
                                                                                    Fixed Income Fund - Class A
                                                                      --------------------------------------------------------
                                                                                      Year Ended November 30,
                                                                      --------------------------------------------------------
                                                                         2000        1999        1998       1997       1996
                                                                      ---------- ------------ ---------- ---------- ----------
NET ASSET VALUE
 Beginning of Year ..................................................  $  9.13      $  9.80     $  9.47     $ 9.47     $ 9.71
                                                                       -------      -------     -------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Income - Net ............................................     0.54         0.54        0.53       0.59       0.63
 Net Realized and Unrealized Gains (Losses) on Investments ..........     0.20        (0.67)       0.33         --      (0.15)
                                                                       -------      -------     -------     ------     ------
 Net from Investment Operations .....................................     0.74        (0.13)       0.86       0.59       0.48
                                                                       -------      -------     -------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income ...............................    (0.54)       (0.54)      (0.53)     (0.59)     (0.63)
 Distributions from Net Realized Gains on Investments ...............       --           --          --         --      (0.09)
                                                                       -------      -------     -------     ------     ------
 Total Distributions ................................................    (0.54)       (0.54)      (0.53)     (0.59)     (0.72)
                                                                       -------      -------     -------     ------     ------
NET ASSET VALUE
 End of Year ........................................................  $  9.33      $  9.13     $  9.80     $ 9.47     $ 9.47
                                                                       =======      =======     =======     ======     ======
Total Return(1) .....................................................     8.43%       (1.35)%      9.38%      6.47%      5.21%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ...........................................  $ 4,060      $ 5,251     $ 7,671    $ 9,341    $11,885
 Ratio of Expenses to Average Net Assets ............................     0.65%        0.65%       0.65%      0.65%      0.59%
 Ratio of Investment Income -- Net to Average Net Assets ............     5.96%        5.72%       5.58%      6.29%      6.61%
 Decrease Reflected on Above Ratios Due to:
  Investment Management and Service Fees Waived .....................     0.50%        0.50%       0.50%      0.50%      0.50%
  Other Expenses Waived or Absorbed .................................     1.32%        1.05%       0.51%      0.60%      0.52%
 Portfolio Turnover Rate ............................................       13%          15%         64%        92%       110%

                                                                                       SG Cowen Intermediate
                                                                                    Fixed Income Fund - Class B
                                                                      --------------------------------------------------------
                                                                                      Year Ended November 30,
                                                                      --------------------------------------------------------
                                                                         2000        1999        1998       1997       1996
                                                                      ---------- ------------ ---------- ---------- ----------
NET ASSET VALUE
 Beginning of Year ...................................................  $ 9.19      $  9.87     $ 9.54     $ 9.54     $ 9.78
                                                                        ------      -------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Income -- Net ............................................    0.52         0.52       0.51       0.53       0.61
 Net Realized and Unrealized Gains (Losses) on Investments ...........    0.21        (0.68)      0.33         --      (0.15)
                                                                        ------      -------     ------     ------     ------
 Net from Investment Operations ......................................    0.73        (0.16)      0.84       0.53       0.46
                                                                        ------      -------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income ................................   (0.52)       (0.52)     (0.51)     (0.53)     (0.61)
 Distributions from Net Realized Gains on Investments ................      --           --         --         --      (0.09)
                                                                        ------      -------     ------     ------     ------
 Total Distributions .................................................   (0.52)       (0.52)     (0.51)     (0.53)     (0.70)
                                                                        ------      -------     ------     ------     ------
NET ASSET VALUE
 End of Year .........................................................  $ 9.40      $  9.19     $ 9.87     $ 9.54     $ 9.54
                                                                        ======      =======     ======     ======     ======
Total Return(1) ......................................................    8.25%       (1.65)%     9.07%      6.21%      4.96%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ............................................  $  172     $    350     $  591    $   630    $   769
 Ratio of Expenses to Average Net Assets .............................    0.90%        0.90%      0.90%      0.90%      0.85%
 Ratio of Investment Income -- Net to Average Net Assets .............    5.81%        5.54%      5.33%      6.03%      6.40%
 Decrease Reflected on Above Ratios Due to:
  Investment Management, Service and distribution
  Fees Waived ........................................................    0.50%        0.50%      0.50%      0.50%      0.50%
  Other Expenses Waived or Absorbed ..................................    1.60%        1.13%      0.52%      0.54%      0.54%
 Portfolio Turnover Rate .............................................      13%          15%        64%        92%       110%

                                                                                    SG Cowen Intermediate Fixed
                                                                                       Income Fund - Class I
                                                                      --------------------------------------------------------
                                                                                      Year Ended November 30,
                                                                      --------------------------------------------------------
                                                                         2000        1999        1998       1997       1996
                                                                      ---------- ------------ ---------- ---------- ----------
NET ASSET VALUE
 Beginning of Year ...................................................  $  9.10     $  9.77     $  9.44    $  9.44    $  9.68
                                                                        -------     -------     -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Income -- Net ............................................     0.56        0.57        0.55       0.61       0.65
 Net Realized and Unrealized Gains (Losses) on Investments ...........     0.20       (0.67)       0.33         --      (0.15)
                                                                        -------     -------     -------    -------    -------
 Net from Investment Operations ......................................     0.76       (0.10)       0.88       0.61       0.50
                                                                        -------     -------     -------    -------    -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income ................................    (0.56)      (0.57)      (0.55)     (0.61)     (0.65)
 Distributions from Net Realized Gains on Investments ................       --          --          --         --      (0.09)
                                                                        -------     -------     -------    -------    -------
 Total Distributions .................................................    (0.56)      (0.57)      (0.55)     (0.61)     (0.74)
                                                                        -------     -------     -------    -------    -------
NET ASSET VALUE
 End of Year .........................................................  $  9.30     $  9.10     $  9.77    $  9.44    $  9.44
                                                                        =======     =======     =======    =======    =======
Total Return(1) ......................................................     8.70%      (1.11)%      9.65%      6.74%      5.46%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ............................................  $   108     $   191     $   437    $   701    $ 1,745
 Ratio of Expenses to Average Net Assets .............................     0.40%       0.40%       0.40%      0.40%      0.35%
 Ratio of Investment Income -- Net to Average Net Assets .............     6.25%       5.96%       5.87%      6.63%      6.87%
 Decrease Reflected on Above Ratios Due to:
  Investment Management Fee Waived ...................................     0.50%       0.50%       0.50%      0.50%      0.50%
  Other Expenses Waived or Absorbed ..................................     1.93%       1.18%       0.51%      0.50%      0.42%
 Portfolio Turnover Rate .............................................       13%         15%         64%        92%       110%

                                                                              SG Cowen Government Securities Fund -
                                                                                             Class A
                                                                     -------------------------------------------------------
                                                                                     Year Ended November 30,
                                                                     -------------------------------------------------------
                                                                        2000        1999       1998       1997       1996
                                                                     ---------- ----------- ---------- ---------- ----------
NET ASSET VALUE
 Beginning of Year ..................................................  $  9.12     $ 10.03    $  9.58    $  9.59    $  9.83
                                                                       -------     -------    -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Income -- Net ...........................................     0.58        0.55       0.55       0.61       0.64
 Net Realized and Unrealized Gains (Losses) on Investments ..........     0.23       (0.66)      0.48      (0.01)     (0.24)
                                                                       -------     -------    -------    -------    -------
 Net from Investment Operations .....................................     0.81       (0.11)      1.03       0.60       0.40
                                                                       -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income ...............................    (0.58)      (0.55)     (0.55)     (0.61)     (0.64)
 Distributions from Net Realized Gains on Investments ...............    (0.14)      (0.25)     (0.03)        --         --
                                                                       -------     -------    -------    -------    -------
 Total Distributions ................................................    (0.72)      (0.80)     (0.58)     (0.61)     (0.64)
                                                                       -------     -------    -------    -------    -------
NET ASSET VALUE
 End of Year ........................................................  $  9.21     $  9.12    $ 10.03    $  9.58    $  9.59
                                                                       =======     =======    =======    =======    =======
Total Return(1) .....................................................     9.36%      (1.17)%    11.13%      6.55%      4.34%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ...........................................  $   895     $ 1,417    $ 1,542    $ 3,433    $ 2,631
 Ratio of Expenses to Average Net Assets ............................     0.40%       0.40%      0.40%      0.40%      0.34%
 Ratio of Investment Income -- Net to Average Net Assets ............     6.44%       5.85%      5.71%      6.47%      6.72%
 Decrease Reflected on Above Ratios Due to:
  Investment Management and Service Fees Waived .....................     0.85%       0.85%      0.85%      0.85%      0.85%
  Other Expenses Waived or Absorbed .................................     5.61%       5.31%      2.62%      2.70%      2.72%
 Portfolio Turnover Rate ............................................       16%         53%        69%       184%       107%

                                                                              SG Cowen Government Securities Fund -
                                                                                             Class I
                                                                     -------------------------------------------------------
                                                                                     Year Ended November 30,
                                                                     -------------------------------------------------------
                                                                        2000        1999       1998       1997       1996
                                                                     ---------- ----------- ---------- ---------- ----------
NET ASSET VALUE
 Beginning of Year ..................................................  $  9.22     $ 10.15    $  9.70    $  9.71    $  9.94
                                                                       -------     -------    -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Income -- Net ...........................................     0.58        0.56       0.56       0.62       0.65
 Net Realized and Unrealized Gains (Losses) on Investments ..........     0.23       (0.68)      0.48      (0.01)     (0.23)
                                                                       -------     -------    -------    -------    -------
 Net from Investment Operations .....................................     0.81       (0.12)      1.04       0.61       0.42
                                                                       -------     -------    -------    -------    -------
LESS DISTRIBUTIONS:
 Distributions from Net Investment Income ...........................    (0.58)      (0.56)     (0.56)     (0.62)     (0.65)
 Distributions from Net Realized Gains on Investments ...............    (0.14)      (0.25)     (0.03)        --         --
                                                                       -------     -------    -------    -------    -------
 Total Distributions ................................................    (0.72)      (0.81)     (0.59)     (0.62)     (0.65)
                                                                       -------     -------    -------    -------    -------
NET ASSET VALUE
 End of Year ........................................................  $  9.31     $  9.22    $ 10.15    $  9.70    $  9.71
                                                                       =======     =======    =======    =======    =======
Total Return(1) .....................................................     9.33%      (1.30)%    11.04%      6.55%      4.48%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ...........................................  $    28     $   123    $   127    $    63    $    93
 Ratio of Expenses to Average Net Assets ............................     0.40%       0.40%      0.40%      0.40%      0.36%
 Ratio of Investment Income -- Net to Average Net Assets ............     6.35%       5.86%      5.60%      6.49%      6.75%
 Decrease Reflected on Above Ratios Due to:
  Investment Management and Service Fees Waived .....................     0.60%       0.60%      0.60%      0.60%      0.60%
  Other Expenses Waived or Absorbed .................................     5.60%       5.63%      3.66%      3.06%      3.14%
 Portfolio Turnover Rate ............................................       16%         53%        69%       184%       107%



-----------
(1)   Exclusive of Sales Charges

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
























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

     Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in its current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 560 Lexington Avenue, New York, NY 10022, or Funds Distributor Inc., the Fund's distributor, at 60 State Street, Boston, MA 02109, or call toll-free 1-877-293-7298.

     You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.




Investment Company Act file number: 811-5388

PROSPECTUS                                   APRIL 1, 2001








                              SG Cowen Opportunity
                                      Fund









THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



SG COWEN                                                 [SG COWEN LOGO]

                               TABLE OF CONTENTS



                                                                Page
                                                                ----
         FUND PROFILE ........................................   3
         HOW WE MANAGE THE FUND ..............................   6
         Our investment strategies ...........................   6
         The securities in which we typically invest .........   6
         Temporary Defensive Position ........................   6
         The risks of investing in the Fund ..................   7
         WHO MANAGES THE FUND ................................   7
         Investment adviser ..................................   7
         Management fees .....................................   7
         Portfolio manager ...................................   7
         ABOUT YOUR ACCOUNT ..................................   8
         Choosing a share class ..............................   8
         How to reduce your sales charge .....................   9
         How to buy shares ...................................   9
         How to sell shares ..................................  10
         Account minimum .....................................  10
         Special services ....................................  10
         DIVIDENDS, DISTRIBUTIONS AND TAXES ..................  11
         FINANCIAL HIGHLIGHTS ................................  12

FUND PROFILE:

WHAT ARE THE FUND'S GOALS?

     The Fund seeks capital appreciation by investing primarily in small capitalization issuers. Current income is incidental. Although the Fund will strive to achieve these goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

     After analyzing economic and market conditions, seeking to identify the securities that it thinks make the best investments in pursuit of the investment objective of capital appreciation, we will develop a diversified portfolio of securities from a broad group of industry sectors. We invest primarily in common stocks that we believe have the potential for above-average capital appreciation over time. Generally, at least 65% of the Fund's assets will be in the stock of companies with a market capitalization of $1 billion or less.

     Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and the statement of additional information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

     Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. For further discussion of risk, see "How We Manage the Fund."

     You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total investment program. You may wish to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

HOW HAS THE FUND PERFORMED?

     THE BAR CHART AND TABLE below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns have varied over the past ten calendar years, as well as the average annual returns of all of the Fund's shares for one, five, and ten years -- compared to the performance of the S&P 500 Index and the Russell 2000 Index. You should remember that unlike the Fund, the S&P 500 Index and the Russell 2000 Index are unmanaged and don't include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                        YEAR BY YEAR CLASS A RETURNS
45.81%  4.92%   31.55%  3.89%   15.52%  25.23%  11.31%  (25.36)%  29.07%  39.15%
-----   ----    -----   ----    -----   -----   -----    -----    -----   -----
1991    1992    1993    1994    1995    1996    1997     1998     1999    2000


     During the ten years illustrated above, the Fund's highest return in one quarter was +27.08% (3/31/91) and its lowest return in one calendar quarter (9/30/98) was -21.66%.


CALENDAR YEAR RETURNS (CLASS A)

     The maximum Class A sales charge of 4.75%, assessed when you purchase shares, is not reflected in the total returns noted above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.


AVERAGE ANNUAL RETURNS AS OF 12/31/2000



                                            1 Year       5 Years       10 Years
                                         -----------   -----------   -----------
SG Cowen Opportunity Class A .........       32.54%        12.22%        15.70%
S&P 500 ..............................       -9.10%        18.33%        17.46%
Russell 2000 Index ...................       -3.02%        10.31%        15.53%



                                                  1 Year       5 Years       Inception
                                               -----------   -----------   -------------
SG Cowen Opportunity Fund, Class B .........       32.95%        12.18%        12.14%*
SG Cowen Opportunity Fund, Class I .........       39.47%        13.66%        13.15%**


*     May 17, 1994
**    May 9, 1994

WHAT ARE THE FUND'S FEES AND EXPENSES?

     These tables describe the fees and expenses you may pay in connection with an investment in the Fund.

     SHAREHOLDERS FEES are paid directly from your investment. The Fund may waive or reduce sales charges. Please see the Statement of Additional Information for additional information on sales charges.


Share Class                                                                  A                 B            I
-----------                                                           ---------------   ---------------   -----
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price) .................................................         4.75%(1)        None          None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  purchase price or redemption price, whichever is lower) .........         None            5.00%(2)      None
Maximum Sales Charge (Load) on Reinvested Dividends ...............         None            None          None
Redemption Fees(3) ................................................         None            None          None
Exchange Fee ......................................................         None            None          None


     ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from the Fund's assets.


Share Class                                            A            B            I
-----------                                       ----------   ----------   ----------
Management Fees ...............................       0.90%        0.90%        0.90%
Distribution and Service (12b-1) Fees .........       0.25%        1.00%        0.00%
Other Expenses ................................       0.46%        0.48%        0.40%
Total Operating Expenses ......................       1.61%        2.38%        1.30%


EXAMPLE(4)

     This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 assuming an annual 5% return and the Fund's operating expenses remaining the same. Unless otherwise indicated, the example assumes that you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



                                                               1 Year     3 Years     5 Years     10 Years
                                                              --------   ---------   ---------   ---------
    Class A ...............................................    $ 631      $  959      $1,309      $2,295
    Class B (assumes redemption at end of period) .........    $ 741      $1,042      $1,470      $2,716
    Class B (assumes no redemption) .......................    $ 241      $  742      $1,270      $2,716
    Class I ...............................................    $ 132      $  412      $  713      $1,568


-----------
(1) A purchase of Class A shares at $1 million or more will be made at net asset value.
(2) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) The Fund currently charges $10.00 per redemption for redemptions payable by wire.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

                             HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES

     Under normal conditions, we invest at least 65 percent of the Fund's assets in equity securities of companies with market capitalizations less than $1 billion. We may invest up to 10 percent of the Fund's assets in securities of similar foreign companies or in the American Depository Receipts of such companies. We may invest up to 35 percent of the Fund's assets in equity securities of companies other than small capitalization companies, and we may invest up to 20 percent of the Fund's assets in money market instruments. We may also write covered call options.

     We call our investment strategy the Search for Companies Poised for Growth. We try to identify those companies who have fallen out of favor and whose stock is selling below what we believe is its real value. We look for those stocks with a potential catalyst such as new products, technologies, or management that will trigger an increase in their value. We analyze each candidate's fundamental strength, looking for companies with well-positioned product lines and experienced management with equity ownership. In the course of our rigorous analysis, we often discover that many individual stocks in a particular industry or market sector offer attractive investment opportunities. Our analysis finds that frequently the market undervalues entire industries and sectors, offering a cluster of candidates that meet our investment criteria. As a result, we may concentrate our investments in a number of industries our analysis has revealed as poised for growth.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

     The following is a description of the securities in which we normally invest. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

     EQUITY SECURITIES: equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures and other securities with equity characteristics.

     FOREIGN SECURITIES: foreign securities include the equity securities issued by companies outside the United States, as well as the American Depository Receipts of foreign corporations.

     AMERICAN DEPOSITORY RECEIPTS: the certificates issued by a U.S. bank which represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares, and an ADR is bought and sold the same as other securities.

     COVERED CALL OPTIONS: an agreement that gives the buyer the right but not the obligation to buy a certain amount of a specific security for a specific price within a certain time period regardless of the market price of the security. A call option is termed covered when the seller owns the securities underlying the option.

     In particular, the Fund's annual report discusses the relevant market conditions and investment strategies used by the Fund's investment adviser that materially affected the Fund's performance during the last fiscal year. You may obtain these reports at no cost by calling 1-877-293-7298.

TEMPORARY DEFENSIVE POSITION


     For temporary defensive purposes, in attempt to respond to adverse market, economic or political conditions, we may invest up to 20% of the Fund's assets and in excess of that amount when market conditions warrant, in fixed-income securities such as corporate bonds, commercial paper, or short-term money market securities such as obligations issued or guaranteed by the U.S. Government. To the extent we find it necessary to invest in such securities, we may not achieve the Fund's goal.

THE RISKS OF INVESTING IN THE FUND

     Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund's investment, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund: (1) Market risk is the risk that all or a majority of the securities in a certain market -- like the stock or bond market -- will decline in value because of factors such as economic conditions, future expectations or investor confidence; (2) Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price significantly lower than their broadly recognized value; and (3) Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond. For a number of reasons, the stocks of smaller companies have historically been more volatile than the stocks of larger companies. Such stocks may not have as ready a market as other stocks, and they are more sensitive to changing economic conditions. In addition, their prospects for growth are less certain. The Fund may invest in relatively new or lesser known companies. While investments in such companies may offer opportunities for growth, they also involve greater risk than investing in larger, more established companies. In addition, some of the securities in which the Fund invests may lack a significant operating history and may be dependent on products or services without an established market share.

     FOREIGN RISK is the risk that foreign securities may decline in value because of political instability, changes in currency exchange rates, or foreign economic conditions. Foreign markets also may have inadequate regulatory and accounting standards. Please see the Statement of Additional Information for a further discussion of these risks and the other risks not discussed here.

                              WHO MANAGES THE FUND

     The officers of the Fund conduct the Fund's daily business operations, subject to the supervision of the Fund's Board of Directors.

INVESTMENT ADVISER


     SG Cowen Asset Management, Inc. ("SGCAM") manages the Fund's business affairs, including being responsible for each Fund's investment program and provides daily administrative services. SGCAM currently manages approximately $2.5 billion in assets, and is an indirect wholly owned subsidiary of Societe Generale Asset Management, S.A., a leading international investment manager.


MANAGEMENT FEES

     For managing the Fund and its investments, the adviser is paid a yearly fee of 0.90% of daily net asset value.

PORTFOLIO MANAGER

     William Church is primarily responsible for the daily management of the Fund. He has had such responsibility since the Fund commenced operations in 1988. Mr. Church is a Vice President and Senior Investment Officer, and has served as a Managing Director and Chief Investment Officer of SG Cowen and then

SGCAM since July 1, 1998. Previously, he was a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated and Chief Investment Officer of Cowen Asset Management.

                               ABOUT YOUR ACCOUNT

     You can choose from a number of share classes. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

     CLASS A Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. If you invest $50,000 or more your front-end sales charge will be reduced. You may qualify for other reduced sales charges, as described in "How To Reduce Your Sales Charges," and under certain circumstances the sales charge may be waived; please see the Fund's Statement of Additional Information. Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of the Fund's average daily net assets, which is lower than the 12b-1 fee for Class B shares. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares. Class A shares are not subject to a contingent deferred sales charge. The offering price includes a front-end sales charge.

CLASS A SHARES FEES



                                      Sales charge        Sales charge      Dealer's commission
                                         as % of            as % of               as % of
Amount of purchase                   offering price     amount invested       offering price
------------------                   --------------     ---------------       --------------
Up to $49,999....................          4.75%              5.00%                 4.00%
$50,000 to $99,999...............          4.00%              4.17%                 3.25%
$100,000 to $249,999.............          3.75%              3.90%                 3.00%
$250,000 to $499,999.............          2.50%              2.56%                 2.00%
$500,000 to $999,999.............          2.00%              2.04%                 1.50%
$1,000,000 to $3,999,999.........             0%                 0%                 0.50%


     If you invest $4 million or more, you will receive Class I shares, which are not subject to any sales charge or service fee.

     CLASS B Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them. If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Under certain circumstances the contingent deferred sales charge may be waived; please see the Fund's Statement of Additional Information. Class B shares are subject to an annual 12b-1 fee no greater than 1% of the Fund's average daily net assets, of which 0.75% are distribution fees and 0.25% are service fees paid for providing services and maintaining shareholder accounts. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares.

     CLASS I Class I shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class I shares are not subject to a contingent deferred sales charge or to an annual 12b-1 fee. Class I shares may be referred to as institutional shares. They are available exclusively to certain types of investors such as employee benefit plans of selected dealers of the Fund, charitable organizations, investment advisory and consulting clients of SG Cowen, accounts as to which a broker, registered investment adviser, or bank charges an account management fee and certain omnibus accounts. Please contact your financial adviser for further information or see the Fund's Statement of Additional Information.

HOW TO REDUCE YOUR SALES CHARGE

     We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Fund's Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


PROGRAM

Letter of intent                 You can use a Letter of Intent to combine all your purchases of Class A shares in selected SG Cowen Funds over a 13-month period to qualify for reduced front-end sales charges.

Rights of accumulation           You may also combine your previous purchases of Class A shares in the Fund along with the purchase of Class A shares of selected other SG Cowen Funds to reduce your front-end sales charges.

Reinvestment of redeemed         Up to 30 days after you redeem your Class A shares, you can reinvest the
shares                           proceeds without paying a front-end sales charge. You may use this privilege only once.

Certain individuals, employees   Qualified individuals, organizations, retirement and profit sharing plans, and
of SG Cowen, 401(k) and          others may qualify for the purchase of Class A shares without a sales charge.
other retirement plans

Please see your financial adviser to determine whether you qualify for any of these programs, or consult the Statement of Additional Information.

HOW TO BUY SHARES

     Your financial adviser can handle all the details of purchasing shares, including opening an account. You can also invest in the Fund by mail. Complete an investment slip indicating the class of shares you wish to purchase, and mail it with your check payable to the Fund to: DST Systems, Inc. ("DST"), 210 West 10th Street, Kansas City, MO 64105. If you are making an initial purchase by mail, you must include a completed Investment Application, or an appropriate retirement plan application if you are opening a retirement account, with your check. If you want to purchase shares by Federal wire, contact the Fund directly at 1-877-293-7298. There is no charge for establishing or maintaining an account.

     You can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. If you are buying shares in an IRA, or a retirement plan for self-employed persons, the minimum initial purchase is $500, and additional investments of only $50 after that.

     If your order is received before 4:15 p.m. Eastern time on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after 4:15 p.m., you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

     Normally, we determine the Fund's net asset value (NAV) per share as of 4:15 p.m. Eastern time each day the New York Stock Exchange is open for business. We calculate the net asset value per share by adding the market value of all the securities and other assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We price securities and other assets for which market quotations are available at their market value. Any short-term investments which have a maturity of less than 60 days are priced at amortized cost.

HOW TO SELL SHARES

     You can sell your shares back to the Fund by mail or by contacting your financial adviser. Generally, SG Cowen and other authorized dealers will act on your oral instructions to redeem shares. If you send a written order to DST to redeem shares, your request must be signed by all owners of the account, and you must include a signature guarantee for each owner. If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.

     When a properly completed request to sell or exchange shares is received by 4:15 p.m. Eastern time on any day the New York Stock Exchange is open for business, you will receive the net asset value as determined on the business day your request is received. We will pay you normally within three business days, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send you the proceeds from the sale of your shares.

ACCOUNT MINIMUM

     If as a result of redemption your account balance falls below the required minimum amount of $500, you will have 30 days to raise the balance to the minimum after we notify you in writing. If your account is not at the minimum by the required time, we may redeem it.

SPECIAL SERVICES

     To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 1-877-293-7298.

o You can exchange all or part of your shares for the same class of shares in certain other SG Cowen funds without paying a sales charge. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the Fund's prospectus and read it carefully before buying shares through an exchange. For income tax purposes, an exchange is treated as a concurrent sale and purchase and any gain on the transaction may be subject to income tax. Therefore, you should consult your tax adviser about the tax consequences of any exchange.

o You can automatically invest regular monthly investments of $100 or more directly from your checking account. No fee is charged for these automatic transactions, but a service charge of $10.00 will be deducted for checks returned for insufficient funds. The Fund reserves the right upon notification to all participants, to impose a fee in the future.

o You may buy shares in the Fund for your individual or group retirement plan, including your Individual Retirement Account (IRA), Roth IRA and Education IRA.

o Through our Systematic Withdrawal Plan, you can arrange a regular monthly, quarterly, or annual payment from your account made to you or someone you designate. If the value of your account is $10,000 or more, you can make withdrawals of at least $50 monthly.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund pays income dividends and distributions and any net realized capital gains generally annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

     Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is not affected by whether you reinvest your dividends or receive them in cash. Dividends from short-term capital gains and net investment income are generally taxable as ordinary income; dividends from long-term capital gains are taxable as capital gains. In addition, you may be subject to state and local taxes on distributions.

     We will send you a statement each year detailing the amount and tax status of all dividends and capital gains that you were paid during the prior year.

                              FINANCIAL HIGHLIGHTS

     These financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. All information reflects financial results for a single share in the Fund. The following information for the two years ended November 30, 2000 has been audited by KPMG, LLP, independent auditors, whose report thereon appears in the Fund's Annual Report, which is available upon request by calling 1- 877-293-7298. The information for fiscal years ended prior to November 30, 1999 has been audited by other independent auditors.




                                                                                     SG Cowen Opportunity Fund -- Class A
                                                                      --------------------------------------------------------------
                                                                                           Year Ended November 30,
                                                                      --------------------------------------------------------------
                                                                          2000        1999          1998         1997        1996
                                                                      ----------- -----------  ------------- ----------- -----------
NET ASSET VALUE
 Beginning of Year ..................................................    $11.92      $10.05         $16.47      $16.61      $13.13
                                                                         ------      ------         ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Loss -- Net(2) ..........................................     (0.08)      (0.07)         (0.08)      (0.08)      (0.07)
 Net Realized and Unrealized Gains (Losses) on Investments ..........      3.88        1.94          (3.40)       2.00        3.86
                                                                         ------      ------         ------      ------      ------
 Net from Investment Operations .....................................      3.80        1.87          (3.48)       1.92        3.79
                                                                         ------      ------         ------      ------      ------
LESS DISTRIBUTIONS:
 Distributions from Net Realized Gains on Investments ...............        --          --          (2.94)      (2.06)      (0.31)
                                                                         ------      ------         ------      ------      ------
 Total Distributions ................................................        --          --          (2.94)      (2.06)      (0.31)
                                                                         ------      ------         ------      ------      ------
NET ASSET VALUE
 End of Year ........................................................    $15.72      $11.92         $10.05      $16.47      $16.61
                                                                         ======      ======         ======      ======      ======
Total Return(1) .....................................................     31.88%      18.61%        (24.89)%     13.55%      29.63%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ...........................................   $19,700     $19,787        $27,978     $54,809     $43,950
 Ratio of Expenses to Average Net Assets ............................      1.61%       1.59%          1.46%       1.38%       1.39%
 Ratio of Investment Loss -- Net to Average Net Assets ..............     (0.52)%     (0.67)%        (0.67)%     (0.53)%     (0.46)%
 Decrease Reflected on Above Ratios Due to Expense
  Reimbursements/Waivers ............................................        --          --           0.01%       0.06%       0.16%
 Portfolio Turnover Rate ............................................       164%        150%           124%        159%        182%



                                                                                     SG Cowen Opportunity Fund -- Class B
                                                                      --------------------------------------------------------------
                                                                                             Year Ended November 30,
                                                                      --------------------------------------------------------------
                                                                          2000         1999        1998         1997        1996
                                                                      ----------- ------------- ----------- ----------- -----------
NET ASSET VALUE
 Beginning of Year ..................................................    $11.24        $9.55        $15.92      $16.23      $12.93
                                                                         ------       ------        ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Loss -- Net(2) ..........................................     (0.18)       (0.15)        (0.18)      (0.20)      (0.18)
 Net Realized and Unrealized Gains (Losses) on Investments ..........      3.65         1.84         (3.25)       1.95        3.79
                                                                         ======       ======        ======      ======      ======
 Net from Investment Operations .....................................      3.47         1.69         (3.43)       1.75        3.61
                                                                         ------       ------        ------      ------      ------
LESS DISTRIBUTIONS:
 Distributions from Net Realized Gains on Investments ...............        --           --         (2.94)      (2.06)      (0.31)
                                                                         ------       ------        ------      ------      ------
 Total Distributions ................................................        --           --         (2.94)      (2.06)      (0.31)
                                                                         ------       ------        ------      ------      ------
NET ASSET VALUE
 End of Year ........................................................    $14.71       $11.24         $9.55      $15.92      $16.23
                                                                         ======       ======        ======      ======      ======
Total Return(1) .....................................................     30.87%       17.70%       (25.56)%     12.72%      28.67%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ...........................................    $4,529       $4.608        $6,163     $10,629      $8,794
 Ratio of Expenses to Average Net Assets ............................      2.38%        2.37%         2.26%       2.15%       2.17%
 Ratio of Investment Loss -- Net to Average Net Assets ..............     (1.29)%      (1.45)%       (1.47)%     (1.31)%     (1.24)%
 Decrease Reflected on Above Ratios Due to Expense
  Reimbursements/Waivers ............................................        --           --          0.01%       0.06%       0.16%
 Portfolio Turnover Rate ............................................       164%         150%          124%        159%        182%


                                                                                    SG Cowen Opportunity Fund -- Class I
                                                                     -------------------------------------------------------------
                                                                                         Year Ended November 30,
                                                                     -------------------------------------------------------------
                                                                         2000        1999         1998         1997        1996
                                                                     ----------- ----------- ------------- ----------- -----------
NET ASSET VALUE
 Beginning of Year .................................................    $12.19      $10.24        $16.69      $16.77      $13.20
                                                                        ------      ------        ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Investment Loss -- Net(2) .........................................     (0.03)      (0.04)        (0.04)      (0.03)      (0.01)
 Net Realized and Unrealized Gains (Losses) on Investments .........      3.97        1.99         (3.47)       2.01        3.89
                                                                        ------      ------        ------      ------      ------
 Net from Investment Operations ....................................      3.94        1.95         (3.51)       1.98        3.88
                                                                        ------      ------        ------      ------      ------
LESS DISTRIBUTIONS:
 Distributions from Net Realized Gains on Investments ..............        --          --         (2.94)      (2.06)      (0.31)
                                                                        ------      ------        ------      ------      ------
 Total Distributions ...............................................        --          --         (2.94)      (2.06)      (0.31)
                                                                        ------      ------        ------      ------      ------
NET ASSET VALUE
 End of Year .......................................................    $16.13      $12.19        $10.24      $16.69      $16.77
                                                                        ======      ======        ======      ======      ======
Total Return(1) ....................................................     32.32%      19.04%       (24.71)%     13.82%      30.17%
RATIOS / SUPPLEMENTARY DATA
 Net Assets (000 omitted) ..........................................    $8,631      $9,339       $19,051     $52,944     $40,369
 Ratio of Expenses to Average Net Assets ...........................      1.30%       1.27%         1.14%       1.02%       1.01%
 Ratio of Investment Income (Loss) -- Net Assets ...................     (0.21)%     (0.35)%       (0.34)%     (0.19)%     (0.07)%
 Decrease Reflected on Above Ratios Due to Expense
  Reimbursements/Waivers ...........................................        --          --          0.01%       0.06%       0.15%
 Portfolio Turnover Rate ...........................................       164%        150%          124%        159%        182%



-----------
(1)   Exclusive of Sales Charges
(2)   Based upon average shares outstanding

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


















     Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in its current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 560 Lexington Avenue, New York, NY 10022, or Funds Distributor Inc., the Fund's distributor, at 60 State Street, Boston, MA 02109, or call toll-free 1-877-293-7298.

     You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.




Investment Company Act file number: 811-5388

                       STATEMENT OF ADDITIONAL INFORMATION


                                  April 1, 2001


                     SG COWEN INTERMEDIATE FIXED INCOME FUND
                       SG COWEN GOVERNMENT SERURITIES FUND

                                each a series of

                              SG COWEN FUNDS, INC.


             560 Lexington Avenue, New York, NY 10022 (877) 293-7298



              Contents                                        Page
              --------                                        ----

              History.......................................    2
              Investment Objectives and Policies............    2
              Management of the Fund........................   12
              Capital Stock.................................   18
              Net Asset Value...............................   18
              Purchase of  Shares...........................   19
              Exchange Privilege............................   23
              Redemption of Shares..........................   25
              Code of Ethics................................   27

              Taxation.  ...................................   27
              Performance Information.......................   28
              Auditors and Counsel..........................   32
              Financial Statements..........................   32

              Appendix......................................   33


         This Statement of Additional Information is meant to be read in conjunction with the Prospectus of SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund (each a "Fund" and, collectively the "Funds") dated April 1, 2001, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained by calling Funds Distributor, Inc., the Fund's principal underwriter, at 1-800-221-7930 or by contacting SG Cowen Asset Management, Inc. ("SGCAM") at
(877) 293-7298 or SG Cowen Securities Corporation.

         The Fund's financial statements and reports of independent auditors thereon as of and for the fiscal year ended November 30, 2000 are incorporated by reference to the Fund's Annual Report, which may be obtained without charge by calling the toll-free number above. SG Cowen Asset Management, Inc. ("SG Cowen Asset Management" or "SGCAM"), is the investment manager to the Funds.


HISTORY

         The Funds are a series of SG Cowen Funds, Inc., which was incorporated on June 26, 1986 under the laws of the State of Maryland and commenced operation on January 20, 1993. On July 1, 1998, the names of the Funds were changed from Cowen Intermediate Fixed Income Fund and Cowen Government Securities Fund to SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund, respectively.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

Ratings as Investment Criteria


         In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of SG Cowen Asset Management, their investment manager, to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's and S&P and their significance.


         Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of the debt obligation by the Fund, but SG Cowen Asset Management will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (1) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (2) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the Federal National Mortgage Association ("FNMA"); or (3) only the credit of the issuer, such as securities of the Student Loan Marketing Association. Although the Funds invest in securities that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, the Funds' shares are not guaranteed, and upon redemption, may be worth more or less than the purchase price due to fluctuations in net asset value. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

         U.S. Government Securities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

         U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and /or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities consist of STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

         Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities ("U.S. Government Securities") in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers Home Administration, The Financing Corporation, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. government only if SG Cowen Asset Management determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

         CUSTODIAL RECEIPTS. Each Fund may invest up to 25% of its total assets in custodial receipts or certificates, such as CATs, TlGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

         MORTGAGE RELATED SECURITIES. The average maturity of pass-through pools of mortgage related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

         Mortgage related securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. governmental corporation within the Department of Housing and Urban Development. Government related mortgage securities are not backed by the full faith and credit of the United States. Issuers of these securities include FNMA and FHLMC. FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

         SG Cowen Asset Management expects that private, governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage related securities are developed and offered to investors, the Funds, consistent with their objectives and policies, will consider making investments in those new types of securities.

         The Funds also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Funds will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         GOVERNMENT STRIPPED MORTGAGE SECURITIES. Each Fund may invest up to 10% of its total assets in government stripped mortgage related securities issued and guaranteed by the Government National Mortgage Association ("GNMA"), FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. The Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when SG Cowen Asset Management believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by a Fund.

         Investing in government stripped mortgage related securities involves the risks normally associated with investing in mortgage related securities issued by government or government related entities. See "Mortgage Related Securities" above. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only government stripped mortgage related security. Under current market conditions, the Funds expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a government stripped mortgage related security at a time when it wishes to do so. The Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition.

         ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Each Fund may invest up to 25% of its total assets in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors, including "Certificates for Automobile Receivables" ("CARssm") and interests in pools of credit card receivables. CARssm represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARssm are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

         An investor's return on CARssm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Fund may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the Fund's investment objective and policies and subject to the review and approval of the Board of Directors and appropriate disclosure to investors, the Funds also may invest in other types of assetbacked and receivable-backed securities.

         REPURCHASE AGREEMENTS. Each Fund may, without limitation, engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements are the functional equivalent of secured loans collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Directors. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. SG Cowen Asset Management, acting under the supervision of the Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund will not invest in a repurchase agreement maturing in more than seven days if the investment, together with all other illiquid securities held by the Fund, exceeds 15% of the Fund's total assets. See "Certain Investment Policies." In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

         MORTGAGE DOLLAR ROLLS. To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Funds may enter into mortgage dollar roll transactions with respect to not more than 25% of the Fund's total assets. A dollar roll transaction involves a sale by the Fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased. At the time that the Fund enters into a mortgage dollar roll transaction, it will place in a segregated account maintained with its custodian or a designated sub-custodian cash, U.S. Government Securities or other liquid, unencumbered securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that its value is maintained.

         For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

FUTURES CONTRACTS AND COMMODITY OPTIONS. Although there is no present intention to do so in the foreseeable future, each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate and securities index futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the judgment of SG Cowen Asset Management that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

         A Fund will not enter into futures contracts and commodity options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the security or segregation of assets. With respect to long positions in a commodity futures contract or option (e.g., futures contracts to purchase the underlying commodity and call options purchased or put options written on these futures contracts or commodities), the underlying commodity value of the futures contract at all times will not exceed the sum of cash, short term U.S. debt obligations or other high quality obligations set aside for this purpose.

         A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to SG Cowen Asset Management's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

         Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a Fund. For example, put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by a Fund that is being hedged.

         On other occasions, a Fund may enter into contracts to purchase the underlying commodity. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

         A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and the Fund may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Fund.

         LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33-1/3% of the value of a Fund's total assets. A Fund will not lend securities to SG Cowen Securities unless the Fund has applied for and received specific authority to do so from the Securities and Exchange Commission (the "SEC"). A Fund's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing a Fund's loan of securities will be maintained at all times in a segregated account with the Fund's custodian or with a designated sub-custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder." A Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board of Directors must terminate the loan and regain the right to vote the securities.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

        To secure prices deemed advantageous at a particular time, each Fund may, without limitation, purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, U.S. Government Securities or other liquid, unencumbered in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

     TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when SG Cowen Asset Management believes that pursuing either Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. Each Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and its policies. Any temporary investments may be purchased on a when-issued basis. To the extent a Fund's assets are invested in money market instruments, the Fund will not be pursuing its stated investment objectives.

         NON-PUBLICLY TRADED SECURITIES. Each Fund may invest up to 10% of its total assets in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those " originally paid by the Funds. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund also may purchase securities that are not registered under the Securities Act of 1933, as amended (the " 1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities will be considered illiquid and therefore subject to the Fund's 15% limitation on the purchase of illiquid securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Directors has instructed SG Cowen Asset Management to determine and monitor on a daily basis the liquidity of Rule 144A Securities, although the Board of Directors will retain ultimate responsibility for any determination regarding liquidity.

Investment Restrictions

         The investment restrictions numbered 1 through 10 below have been adopted by SG Cowen Funds, Inc. as fundamental policies of each of the Funds. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions 11 through 16 may be changed by a vote of a majority of the Board of Directors at any time.

         Under the investment restrictions adopted by the Funds:

         1. A Fund will not purchase securities (other than U.S. Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

         2. The Funds will not purchase more than 10% of the voting securities of any one issuer, except that this limitation is not applicable to the Fund's investments in U.S. Government Securities, and up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

         3. A Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. This limitation is not applicable to a Fund's investments in U.S. Government Securities.

         4. A Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever a Fund's borrowings exceed 5% of the value of its total assets, it will not make any additional investments.

         5. A Fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective and policies.

         6. A Fund will not purchase securities on margin, except that the Fund may obtain any short term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

         7. A Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         8. A Fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

         9. A Fund will not purchase or sell commodities or commodity contracts (except financial futures contracts and related options and other similar contracts).

         10. A Fund will not act as an underwriter of securities, except as the Fund may be deemed an underwriter in connection with dispositions of its investments.

         11. A Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

         12. A Fund will not make investments for the purpose of exercising control of management.

         13. A Fund will not purchase any security if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Fund would own any securities of a registered open-end investment company or more than 3% of the total outstanding voting stock of any registered closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more registered closed-end investment companies.

         14. A Fund will not purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

         15. A Fund will not purchase or retain securities of any company if, to the knowledge of SG Cowen Funds, Inc., any of its officers or Directors or any officer or director of SG Cowen individually owns more than 1/2 of 1% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

         16. A Fund will not invest in excess of 5% of the value of its net assets in warrants, valued at the lower of cost or market value. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

         SG Cowen Funds, Inc. may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Fund in certain states. Should SG Cowen Funds, Inc. determine that a commitment is no longer in the best interests of the Fund and its shareholders, SG Cowen Funds, Inc. will revoke the commitment by terminating the sale of shares of the Fund in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

Portfolio Turnover

         For regulatory reporting purposes, the Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund's securities, with certain other obligations with less than one year to maturity at the time of purchase excluded. Thus, a 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year. The Fund will not normally engage in the trading of securities for the purpose of realizing short term profits, but will adjust its holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should SGCAM deem it advisable to purchase or sell securities.


MANAGEMENT OF THE FUND

Board of Directors

         The business and affairs of the Funds are managed under the direction of the Board of Directors, which has overall supervisory responsibility for the Funds. By virtue of the responsibilities assumed by SGCAM under the Investment Management Agreements, the Funds will not require executive employees other than its officers, none of whom will devote full time to the affairs of the Funds.

         The names of the directors and officers of the Funds, their addresses, principal occupations during the past five years and other affiliations are set forth below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk; unless noted otherwise, the business address of each such individual is 560 Lexington Avenue, New York, New York 10022. Each of the directors is also a director of all of the investment companies of which SGCAM is Investment Manager.

Directors of the Funds


         James H. Carey, Director, age 68. Former Chief Executive Officer, Director and Treasurer of National Capital Benefits Corporation (from 1995-1997). Mr. Carey is also a Director of Airborne Freight Corporation and of The Midland Company and Vice Chairman of the U.S. Committee for UNICEF. His address is 39 Village View, Manchester, VT 05255.

         *Philippe H. Collas, Chairman of the Funds, age 51. Chairman and Chief Executive Officer of Societe Generale Asset Management, S.A., Chairman and Director of SGCAM. Director and Chairman of the SG Cowen Mutual Funds. His address is 2 Place de la Coupole, La Defense Cedex, Paris France 92078.

         Dr. Martin J. Gruber, Director, age 63. Professor of Finance, Leonard
N. Stern School of Business Administration, New York University. He is also a Trustee of the BT Alex Brown Mutual Funds, Director of Japan Equity Fund, Inc. and the Taiwan Equity Fund, Inc.; and a

Trustee of the T.I.A.A. CREF Board. His address is New York University, 44 West 4th Street, New York, New York 10012.

         Burton J. Weiss, Director, age 70. Self-employed consultant since March, 1988. His address is 103 Marin Drive, Chapel Hill, North Carolina 27516.


Officers of the Funds


         Philip J. Bafundo, Treasurer, age 38. Managing Director and Treasurer of SGCAM since January 2000. Prior thereto Chief Administrative Officer of Societe Generale Asset Management Corp.

         Rodd M. Baxter, Secretary, age 50. Director and Senior Counsel of SG Cowen since July 1, 1998. Prior thereto, he was General Counsel of Cowen Asset Management and Director of Cowen. His address is 1221 Avenue of the Americas, New York, NY 10020.

         William Church, Vice President, Senior Investment Officer, age 54. Managing Director of SGCAM since January 2000. He held the same position at SG Cowen from July 1, 1998 through December 31, 1999. Prior thereto, he was Chief Investment Officer of Cowen Asset Management and a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.

         Alan Koepplin, Investment Officer, age 48. Director and Portfolio Manager of SGCAM since January 2000. He held the same position at SG Cowen from July 1, 1998 through December 31, 1999. Prior thereto, he was a Director and Senior Vice President of Cowen Asset Management.

         Hoan Nguyen-Quang, President, age 55. President and Director of SGCAM since January 2000. From July 1, 1999 through December 31, 1999, he was a Managing Director of SG Cowen. Prior thereto he held various executive positions with Societe Generale.

         Irwood Schlackman, Controller, age 60. Vice President SGCAM since January 2000. He held the same position at SG Cowen from July 1, 1998 through December 31, 1999. Prior thereto, he was a Mutual Fund Administrator of Cowen.


Compensation

          No officer, director, partner or employee of SGCAM or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. Directors who are not officers, directors, partners, stockholders or employees of SGCAM or its affiliates receive from the Fund a fee of $3,000 per annum plus $500 per meeting and $375 for each audit committee meeting attended and reimbursement for travel and out of pocket expenses.

Compensation Table  (for fiscal year ended November 30, 2000)


Name of           Aggregate                    Total Compensation
Director          Compensation                 From
                  From Each Fund*              Each Fund and Fund
                                               Complex * *

James H. Carey    $0                           $28,750
Martin J. Gruber  $0                           $28,750
Burton J. Weiss   $0                           $28,750

-------------

* The Directors have agreed to waive all fees until such time as SG Cowen ceases to waive its investment management fee.
**     There are seven funds in the complex.

Principal Holder of Securities


         To the knowledge of the Fund and SGCAM, none of the Fund directors and officers, either individually or as a group, beneficially owned more than 1% of the Funds' outstanding stock as of the close of business on March 22, 2001. As of March 22, 2001 the following persons owned 5% or more of a class of the Fund's securities: IFIF Class A - Local Union #712 IBEW (6%), 217 Sassafras Lane, Bever, PA 15009-1709, Lehman Brothers, Inc. (5%), 101 Hudson Street, 31st Floor, Jersey City, NJ 07302-3915, Patricia Simmons Lovejoy (6%) Persimmon Road, Sewickley, CT 15143. Class B--Wexford Clearing Services Corp. FBO Ms. Margaret Clark Huber (7%), Lehman Brothers, Inc. (24%), 101 Hudson Street, 31st Floor, Jersey City, NJ 07302-3915, Barbara B Enfield (55%) Prudential Securities Inc. FBO Mr. Anthony Capasso & Mrs. Marie Capasso JT TEN (8%), P.O. Box 196, Northport, NY 11768-0196. Class I - Lewco Securities Corp (42%). 34 Exchange Place, 4th Floor, Jersey City, NJ 07302-3885. Lehman Brothers, Inc. (52%), 101 Hudson Street, 31st Floor, Jersey City, NJ 07302-3915. GSF Class A - Oppenheimer & Co. Inc.(15%) P.O. Box 3484 Church Street Station, New York, NY 10008-3484. Dean Witter for the Benefit of Winifred Pleosofsky TTEE (16%), P.O. Box 250 Church Street Station, New York, NY 10008-0250. Dean Witter for the Benefit of Paul Freehling TTEE (5%), P.O. Box 250 Church Street Station, New York, NY 10008-0250. Lehman Brothers, Inc. (7%) 101 Hudson Street, 31st Floor, Jersey City, NJ 07302-3915. Class I - National Investor Services (98%) 55 Water Street, New York, NY 10041-3299.


Investment Manager


         SG Cowen Asset Management, Inc. ("SGCAM") manages the Funds' business affairs, including being responsible for each Fund's investment program and provides daily administrative services. SGCAM currently manages approximately $2.5 billion in assets and is an indirect wholly owned subsidiary of Societe Generale Asset Management, S.A., a leading international investment manager.


         Pursuant to each Investment Management Agreement between SGCAM and each Fund, SGCAM has agreed to be responsible for the Fund's investment program. Subject to the supervision and direction of the Fund's Boards of Directors, SGCAM manages the Fund's portfolio in accordance with the stated policies of that Fund. SGCAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. SGCAM also furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and certain legal and other filings with the SEC and state Blue Sky authorities, calculates the net asset value of shares of the Fund and generally assists in all aspects of the Fund's operations. SGCAM compensates certain securities dealers whose customers are shareholders of the Fund for providing administrative services to those shareholders that would otherwise be provided by SGCAM. Such compensation is paid solely from SGCAM's resources and is not paid directly or indirectly by the Fund.



         Each Class bears its own expenses, which generally includes all costs not specifically borne by SGCAM. Included among a Class' expenses are (1) transfer agency fees as identified by the transfer agent as being attributable to a specific Class; (2) printing and postage expensed related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; (3) Blue Sky registration fees incurred by a Class; (4) SEC registration fees incurred by a Class; (5) the expenses of administrative personnel and services as required to support the shareholders of a specific Class; (6) litigation or other legal expenses relating solely to one Class; and
(7) directors' fees incurred as a result of issues relating to one Class. In addition, each Class will bear an allocable portion of all other Fund expenses not attributable to a particular Class based on the Class' relative net assets.

         Since the Funds commenced operations, the Investment Manager has waived its investment management fees.

Principal Underwriter

         Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, MA 02109, is the principal underwriter to the Fund.

Custodian and Transfer and Dividend Agent

         State Street Bank and Trust Company, P.O. Box 419111, Kansas City, MO 64141, is the custodian of the Funds' assets.

         DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, is the Funds' transfer and dividend disbursing agent.



Shareholder Servicing and Distribution Plan (The "Plan")

         FDI is paid monthly fees by the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by FDI to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation paid by FDI, includes amounts paid to SG Cowen employees, who respond to inquiries of shareholders of the Funds regarding their ownership of shares of their accounts with the Funds or who provide other similar services not otherwise required to be provided by the Fund's investment adviser, transfer agent or other agent of the Funds.

         In addition, pursuant to the Plan, the Funds pay to FDI a monthly distribution fee at the annual rate of .75% for SG Cowen Government Securities Fund ("GSF") and .25% for SG Cowen Intermediate Fixed Income Fund ("IFIF") of the Funds average daily net assets attributable to Class B shares. The distribution fee is used by FDI to provide (1) initial and ongoing sales compensation to its registered representative or those of other broker-dealers that enter into, selected dealer agreements with FDI in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

         Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by FDI, and the payments may exceed expenses actually incurred by FDI. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SG Cowen and amounts it received under the Plan.


         Pursuant to the Plan, for the fiscal year ended November 30, 2000, Class A and Class B shares of the IFIF paid $11,085 and $942, respectively. GSF paid $2,895 on class A shares pursuant to the Plan.


Portfolio Transactions

         Decisions to buy and sell securities and other financial instruments for each Fund are made by SGCAM, which also is responsible for placing these transactions, subject to the overall review of the Board of Directors. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by SGCAM, investments of the type a Fund may make may also be made by these other accounts. When a Fund and one or more other accounts managed by SGCAM are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by SGCAM to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

         Portfolio transactions effected on U.S. stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities may include commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         To the extent consistent with applicable provisions of the Act, other securities laws and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, the Board of Directors has determined that portfolio transactions may be effected through SG Cowen if, in the judgment of SGCAM, the use of SG Cowen normally is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, SG Cowen charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere, and principal transactions are not entered into with affiliates of a Fund except pursuant to exemptive rules or orders adopted by SEC.

         In selecting brokers or dealers to execute portfolio transactions on behalf of each Fund, SGCAM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SGCAM will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, SGCAM is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to a Fund and/or other accounts over which SGCAM or its affiliates exercise investment discretion. SGCAM's fees under its agreement with the Fund are not reduced by reason of its receiving brokerage services. The Directors periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits to the Fund.


         For the fiscal years ended November 30, 1998, 1999 and 2000, the Funds did not pay any commissions.


CAPITAL STOCK

         Each Fund is a series of SG Cowen Funds, Inc., which has an authorized capitalization of 3,000,000,000 shares with a par value of $.001 per share and transferable without restriction of which 250,000,000 have been allocated in respect of each Class of each Fund. All shares of a Fund have equal rights and privileges as to participation in dividends and distributions and in the net distributable assets of a Fund on liquidation.

         When issued, shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Each Class represents an identical interest in a Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (I) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and / or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Directors.

NET ASSET VALUE

         The net asset value per share of the Fund is calculated as of 4:15 p.m. Eastern time, or such earlier time when the Exchange closes early, on each day on which the New York Stock Exchange, Inc. is open. The Exchange is currently open on each Monday through Friday, except (a) January 1st, Martin Luther King Day (the third Monday in January), Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th; and (b) the preceding Friday when one of those holidays falls on a Saturday or the subsequent Monday when one of those holidays falls on a Sunday. Net asset value per share is computed by dividing the value of the Fund's net assets by the total number of its shares outstanding. Assets traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors. High quality money market instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its market value on the 61st day prior to maturity and thereafter assuming a constant amortization to maturity of any market discount or premium, generally without regard to the effect of fluctuating interest rates on the market value of the instrument.

PURCHASE OF SHARES

General Information

         Shares of a Fund are sold at the net asset value per share next determined after receipt of an order, plus a sales charge in the case of Class A shares. Investors whose orders are received not later than 4:15 p.m., New York time, will become shareholders on that day. Investors whose orders are received after 4:15 p.m., New York time, will become shareholders on the following business day. Each Fund reserves the right to reject any order to purchase shares. Certificates for shares will be issued only upon the specific request of a shareholder. A shareholder will be entitled to receive dividends declared with respect to shares of a Fund from the date on which a purchase payment is made (ordinarily the third business day after purchase order is placed) through the date on which a redemption order for those shares is placed.

         The minimum initial investment in a Fund is $1,000 and the minimum subsequent investment is $100, except that the minimum initial and subsequent investments for purchases of Fund shares through Retirement Plans for Self-Employed Persons and Individual Retirement

Accounts will be $500 and $50, respectively. Each Fund reserves the right to vary these minimums at any time.

         Retirement Plans. Shares may be purchased in connection with various qualified tax-deferred retirement plans. Forms for establishing these plans are available through any SG Cowen account representative. Investors urged to consult with a tax adviser in connection with the establishment of retirement plans.

         Automatic Investment Plan. The Funds offer an Automatic Investment Plan whereby DST is permitted through preauthorized checks of $ 100 or more ($50 in the case of Retirement Plans for Self-Employed Persons and Individual Retirement Accounts) to charge the regular bank account of a shareholder on a regular Basis to provide systematic additions to the Fund account of the shareholder. While there is no charge to shareholders for this service, a charge of $10.00 will be deducted from a shareholder's Fund account for checks returned for insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, DST or FDI. Further information regarding the Automatic Investment Plan may be obtained through any account representative.

         Under the Multiple Pricing System, each Funds presently offer three methods of purchasing shares; enabling investors to choose the Class that, given the amount of purchase and intended length of investment, best suits their needs. Account representatives and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. From time to time, registered representatives of broker-dealers that enter into selected dealer agreements with FDI will receive additional non-cash compensation in the form of gifts or prizes such as merchandise or trips. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class I shares, as described below.

Class A Shares

         The public offering price of Class A shares is the net asset value per Class A share next determined after a purchase order is received plus a sales charge, if applicable. Class A shares are subject to a service fee at the annual rate of .25% of the value of the Fund's average daily net assets attributable to this Class. The sales charge payable upon the purchase of Class A shares will vary with the amount of purchase as set forth below.

IFIF
                         Sales Charge as a     Sales Charge as
                         Percentage of the     a Percentage of
Shares Purchased in      Public Offering       the Net Amount    Dealer
Single Transaction       Price                 Invested          Reallowance
------------------       -----                 --------          -----------

Up to $49,999            2.35%                 2.40%             2.00%
$50,000-$99,999          2.25%                 2.30%             1.90%
$100,000-$249,999        2.00%                 2.04%             1.75%
$250,000-$499,999        1.75%                 1.78%             1.50%
$500,000-$999,999        1.45%                 1.47%             1.25%
$1,000,000-$3,999,999       0%                    0%              .30%

GSF
                         Sales Charge as a    Sales Charge as
                         Percentage of the    a Percentage of
Shares Purchased in      Public Offering      the Net Amount      Dealer
Single Transaction       Price                Invested            Reallowance
------------------       -----                --------            -----------


Up to $49,999            4.75%                5.00%               4.00%
$50,000-$99,999          4.00%                4.17%               3.25%
$100,000-$249,999        3.75%                3.90%               3.00%
$250,000-$499,999        2.50%                2.56%               2.00%
$500,000-$999,999        2.00%                2.04%               1.50%
$1,000,000-$3,999,999       0%                   0%                 50%


* Investors who purchase $4 million or more of shares will receive Class I shares, which are not subject to any front-end sales charge or service fee. See "Class I Shares."

         The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (1) an individual; (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (3) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (4) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other, as defined in the 1940 Act and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

         You may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative value (at current net asset value) of Class A shares purchased in a single transaction, together with those Class A shares previously purchased subject to payment of a sales charge, plus Class A shares of SG Cowen Income + Growth Fund, Inc., SG Cowen Large Cap Value Fund, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund, and SG Cowen Opportunity Fund, previously or simultaneously purchased subject to a sales charge, amounts to $50,000 or more. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Funds, SG Cowen Income + Growth Fund, Inc., SG Cowen Large Cap Value Fund , and SG Cowen Opportunity Fund from SG Cowen. Class A shares of the Funds, SG Cowen Income + Growth Fund, Inc., SG Cowen Large Cap Value Fund, SG Cowen Intermediate Fixed Income Fund, and SG Cowen Government Securities Fund and SG Cowen Opportunity Fund previously purchased during a 90-day period prior to the date of receipt by FDI of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction.

         A shareholder who has redeemed his Class A shares may reinvest all or part of the redemption proceeds within 30 days without imposition of a sales charge. This privilege may be exercised only once by a shareholder. Shareholders should note that no loss will be allowed on the sale of Fund shares to the extent that the shareholder acquired other shares in the Fund within a period beginning 30 days before the sale or disposition of the shares in which the shareholder incurred a loss and ending 30 days after such sale.


         Each Fund offers Class A shares without imposition of a sales charge to
(1) employees of SG Cowen and registered representatives of securities dealers that participate in distribution of the Fund's shares; (2) Individual Retirement Accounts for those persons; (3) the spouses, children, parents, grandparents, siblings, spouse's parents and sibling's children of those persons when purchase orders on their behalf are placed by those persons; (4) directors and trustees of registered investment companies whose shares are advised by SGCAM, Individual Retirement Accounts for those persons, employee benefit plans for those persons, and the spouses and minor children of those persons when purchase orders on their behalf are placed by those persons; (5) SG Cowen and its subsidiaries; (6) participants in any pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code when purchase orders are placed by such participants pursuant to such plans; (7) officers, directors, partners and employees of the Fund's counsel or auditors; and (8) investors who purchase shares of the Fund to the extent that the investment represents (a) the proceeds from the redemption made within the preceding 60 days of shares of another mutual fund not affiliated with SGCAM whose shares were purchased subject to a sales charge, or (b) the net proceeds of the sale within the preceding 60 days of shares of any closed-end investment company. The Distributor pays a sales commission equal to 0.30% (IFIF) and 0.50% (GSF) of the amount invested to dealers who sell Class A Shares without imposition of a sales charge to investors described in items (6) and (8).


Class B Shares

         The public offering price of Class B shares is the net asset value per share next determined after a purchase order is received without imposition of any front-end sales charge. The Distributor pays a sales commission equal to 4.00% and 2.00% of the amount invested to dealers who sell Class B shares of GSF and IFIF, respectively. Class B shares may be subject upon redemption to a contingent deferred sales charge ("CDSC"). See "Redemption of Shares of GSF and IFIF, respectively." Class B shares of each Fund are subject to a service fee at the annual rate of .25%, and a distribution fee at the annual rate of .75% and
 .25% of the value of the GSF and IFIF, respectively, average daily net assets attributable to this Class. FDI and SG Cowen has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing account representatives that all purchases of shares should be for Class A shares when the purchase is for $500,000 or more by an investor not eligible to purchase Class I shares. SG Cowen reserves the right to vary these guidelines at any time.

Class I Shares

         The public offering price of Class I shares is the net asset value per share next determined after a purchase order is received without imposition of any sales charge. Class I shares were previously designated as Class C shares. Certain dealers may refer to Class I shares as "institutional shares." Class I shares, which are not subject to any service fee or distribution fee, are available exclusively to (1) employee benefit plans for employees of SG Cowen and securities dealers that participate in distribution of the Fund's shares;
(2) charitable organizations

(as defined in Section 501 (c) (3) of the Code) investing $100,000 or more; (3) any pension fund, corporation, state or local government, Taft-Hartley plan, foundation and/or endowment which is a client of a consulting firm, if such consulting firm has contacted the Fund, SGCAM, SG Cowen or any subsidiary of SG Cowen with respect to furnishing advice to the client of that consulting firm or with respect to the purchase of the securities of the Fund by such client: (4) investors purchasing $4 million or more of shares of the Fund; (5) accounts as to which a bank, registered investment adviser or broker-dealer charges an account management fee, provided the bank, registered investment adviser or broker-dealer has an agreement with SGCAM or SG Cowen relating to investment in the Fund; (6) investors, and their spouses and minor children, who are investment advisory clients of SGCAM or any of its subsidiaries or who are affiliated persons or sponsoring companies of those clients; and (7) purchasers placing orders through a broker that maintains an omnibus account with the Fund and such purchases are made (i) by investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services; (ii) clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent, or (iii) for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in Section 401 (a), 403 (b) or 457 of the Internal Revenue Code or "rabbi" Trusts Investors who purchase pursuant to (7) may be charged a fee by the broker or agent utilized to effect the transaction. SG Cowen will from its own resources compensate broker-dealers and service agents at a maximum annual rate of .15%, 15% and .35%, respectively of the net asset value of shares purchased pursuant to (3), (5) and (7), respectively.

EXCHANGE PRIVILEGE


Shares of the Fund may be exchanged for shares of the same Class (or the sole class offered) of the mutual funds listed below for which FDI serves as a distributor.


o SG Cowen Standby Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income to the extent consistent with preservation of capital and maintenance of liquidity.

o SG Cowen Standby Tax-Exempt Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income that is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

o SG Cowen Opportunity Fund, a fund that seeks capital appreciation through the investment in equity securities of small capitalization companies. This fund is a series of SG Cowen Funds, Inc.

o SG Cowen Income + Growth Fund, Inc., a fund that seeks a high level of dividend income, to the extent consistent with prudent investment management by investing primarily in income producing equity securities.

o SG Cowen Large Cap Value Fund, a fund that seeks capital appreciation by investing in securities which are deemed to be under valued. This fund is a series of SG Cowen Series Funds, Inc.

         For the purposes of this discussion, SG Cowen Standby Reserve Fund, Inc. and SG Cowen Standby Tax-Exempt Reserve Fund, Inc. are referred to as "money market funds" and SG Cowen Income + Growth Fund, Inc., SG Cowen Intermediate Fixed Income Fund, SG Cowen Government Securities Fund and SG Cowen Opportunity Fund are referred to as "non-money market funds."


         Shares of these mutual funds are available only to investors residing in states where these mutual funds are qualified for sale. They are sold pursuant to separate prospectuses that may be obtained through FDI, any SGCAM account representative, through any other member of the NASD, or any foreign nonmember of the NASD, which has entered into a Sales Agreement with FDI with respect to such funds. An exchange of shares is treated for federal income tax purposes as a redemption (Sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is subject to termination and its terms are subject to change upon 60 days' notice to shareholders.


         Under the Multiple Pricing System, an exchange of shares of the Fund with other SG Cowen funds' shares will be limited to shares of the same class or the sole class (money market funds only) of shares of a fund from which the exchange is to be effected. For example, if a holder of Class A shares of a non-money market fund exchanges his shares for shares of a money market fund and thereafter wishes to exchange those shares for shares of the Fund, he may receive only Class A shares in the latter transaction. As another example, if a holder of shares of a money market fund acquired as a result of an initial investment and not from an exchange wishes to exchange his shares of for share of a non-money market fund, he may receive Class A shares, Class B shares or Class I shares (depending on his eligibility for Class I shares) in the exchange transaction.

Thereafter, any further exchanges would be subject to the principal described above limiting subsequent exchanges to the same class or the sole class of shares of other funds.

         Class A Exchanges. A shareholder may effect exchanges among the mutual funds listed above and a Fund on the basis of relative net asset values without imposition of a sales charge; provided, however, that where shares of a money market fund acquired through a direct purchase are exchanged for Class A shares of the Fund or another non-money market fund, the appropriate sales charge will be imposed at the time of the exchange. Because a substantially lower sales charge is paid upon purchase of Class A shares of SG Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, Class A shares of SG Cowen Intermediate Fixed Income Fund will be exchangeable without the imposition of any additional sales charge.

         Class B Exchanges. As described below under "Redemption of Shares," the CDSC payable by Class B shareholders upon redemption of their shares will vary with the period of time that the shares are held (the "CDSC holding period"). For purposes of calculating the CDSC holding period, any Class B shares received in an exchange will be deemed to have been purchased on the same date as the Class B shares given in exchange. If, however, a Class B shareholder exchanges his shares for shares of either money market fund, which do not offer a class of shares subject to a CDSC, such exchange will toll, or suspend, the running of the CDSC holding period for as long as the money market fund shares are held and, if those shares are redeemed, a CDSC will be imposed based on the CDSC holding period without regard to the period during which the money market fund shares were held. For example, if a holder of Class B shares of the Fund who has held those shares for a period of more than four but less than five years exchanges his shares for shares of a money market fund, holds those shares of the money market fund for a period of one year, and thereafter exchanges those shares for Class B shares of the Fund, such shareholder will be deemed to have held the Class B shares for a period of four full years on the date of the last exchange. If the shareholder were to then immediately redeem his Class B shares of the Fund, such redemption would be subject to a 2.00% CDSC. Similarly, the same CDSC would be imposed if at any time the money market fund shares were redeemed. Conversely, if the shareholder had held his Class B shares of the Fund for the full six year period, no CDSC would have been imposed upon redemption.

         Because a substantially lower CDSC schedule is applicable to Class B shares of SG Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, if a holder of these shares wanted to exchange all or a portion of his shares for Class B shares of the Fund or of any of the non-money market funds that offer Class B shares subject to a higher CDSC than that imposed by SG Cowen Intermediate Fixed Income Fund, the exchanged Class B shares will not be subject to the higher applicable CDSC. Upon redemption, the lower CDSC schedule applicable to Class B shares of SG Cowen Intermediate Fixed Income Fund will apply.

REDEMPTION OF SHARES

Redemption Procedures

         Each Fund will redeem shares without charge at the net asset value per share next determined after receipt of a redemption order in proper form by any CDSC imposed on Class B shares. Any redemption request received prior to 4:15 p.m., New York time, will be transmitted to DST on that day and the proceeds of such redemption will be transmitted in accordance with the investor's instructions within seven days. Redemption requests received at or after 4:15 p.m., New York time, will be effected on the next business day. Proceeds of any redemptions will not be sent until the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 15 days. Pending such clearance, redemption proceeds will be held under circumstances resulting in no earnings to investors. Investors can avoid the inconvenience associated with check clearance delays by purchasing shares with immediately available funds held in a brokerage account at a participating securities dealer or by transmitting funds to DST by wire transfer.

         FDI, SG Cowen and other selected dealers generally will effect redemptions of shares upon oral instructions received from the shareholders. If shares are to be redeemed pursuant to an order sent to DST by the shareholder, DST will require written redemption instructions signed by the shareholder of record, which signature must be guaranteed by a i commercial bank or trust company (not a savings bank) located or having a correspondent in New York City, or by a member organization of the New York Stock Exchange, Inc. The redemption order must specify which Class of shares is being redeemed. If certificates have been issued representing the shares to be redeemed, such certificates must also be endorsed, or a duly executed stock power must be furnished, with signatures guaranteed as discussed above, and must be submitted to FDI, SG Cowen or DST with the redemption request. FDI, SG

Cowen or DST may require further documentation if the shareholder is a corporation, partnership, trust, estate or other entity. The payment of redemptions may be wired to a shareholder's commercial bank account. There is a $10 charge for each federal funds wire transaction. The minimum amount for wire redemptions is $10,000. A shareholder who wishes to redeem by wire should contact DST at 1-800-262-7116.

         Each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem shares in any account, other than an Individual Retirement Account or other qualified retirement plan, at their net asset value if the value of the account is less than $250. The shareholder having the account will first be notified in writing that the account has a value of less than $250 and will be allowed 60 days to make an additional investment before the redemption is processed by the Fund.

         The Funds offer a Systematic Withdrawal Plan under which a shareholder with $10,000 or more in a Fund may elect to redeem periodic payments to himself or a designated payee on a monthly, quarterly or annual basis. For accounts other than qualified retirement plans, the minimum rate of withdrawal is $50 per month and the maximum monthly withdrawal is one percent of the current account value in the Fund as of commencement of participation in the plan. Maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund may be disadvantageous to the shareholder because of the sales charge on such purchases. A shareholder who elects to use the Systematic Withdrawal Plan should be aware that such periodic payments will be made from redemptions of his shares. However, any Class B shares redeemed under the Systematic Withdrawal Plan will not be subject to a CDSC as described below. Dividends and distributions paid on his shares may not cover the full amount of each periodic payment.

Contingent Deferred Sales Charge - Class B Shares

         A CDSC payable to FDI is imposed on any redemption of Class B shares held less than six years equal to a specified percentage, as set forth below, of the net asset value of the shares redeemed at the time of purchase or at the time of redemption, whichever is lower. Class B shares held six years or longer and Class B shares purchased through reinvestment of dividends or capital gains distributions are not subject to the CDSC.

         Furthermore, no CDSC will be imposed on an amount that represents an increase in value of the shareholder's account resulting from capital appreciation.

         In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder purchased the shares being redeemed. The following table sets forth the rates of the CDSC for redemptions of Class B shares by investors:

         YEAR SINCE  PURCHASE IN WHICH                  CDSC
         REDEMPTION IS EFFECTED                    GSF       IFIF
         ----------------------                    ---       ----
         Year 1.................................  5.00%      3.00%
         Year 2.................................  4.00%      3.00%
         Year 3.................................  3.00%      2.00%
         Year 4.................................  3.00%      2.00%
         Year 5.................................  2.00%      1.00%

         Year 6.................................  1.00%      1.00%
         Thereafter.............................  None       None

         In determining the applicability and rate of any CDSC, redemptions of Class B shares are made first of amounts due to capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions, and then of other shares held by the shareholder for the longest period of time. As a result, the CDSC, if any, will be imposed at the lowest possible rate. For example, assume that an investor owns 100,000 shares of GSF that he purchased seven years ago, 100,000 shares that he purchased more than four but less than five years ago at $10 per share and 1,000 shares received in respect of reinvestment of dividends and distributions. The shares now have a net asset value of $20 per share. The investor may redeem the 100,000 shares he purchased seven years ago and the 1,000 shares he acquired through reinvestments without paying a CDSC. If the investor redeems the balance of his shares, he would pay a CDSC based on the net asset value at the time of purchase ($ 10 per share). Thus, the investor would pay a CDSC equal to $20,000 (100,000 shares multiplied by $10 per share times the applicable rate of 2%).

         Waivers of CDSC. The CDSC, if any, will be waived in the case of ( 1) redemptions of Class B shares held at the time a shareholder dies or becomes disabled, including the Class B shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability and (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an Individual Retirement Account, Keogh plan or custodial account under Section 403 (b) (7) of the Code following attainment of age 59 1/2 (c) a tax-free return of an excess contribution to an Individual Retirement Account, and (d) distributions pursuant to Systematic Withdrawal Plans.

CODE OF ETHICS


         The Funds, SGCAM and the Fund's distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of Fund shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code's requirements.


TAXATION

         Each Fund has qualified, and intends to continue to qualify each year, as a regulated investment company. As such, the Funds will not be subject to federal income tax on its net investment income and net capital gains, if any, provided that they distribute all such net investment income and net realized securities gains to their shareholders in accordance with subchapter M of the Code. Depending upon the extent to which it is, or is deemed to be, conducting business in certain states and localities, the Funds may be subject to taxation in such states or localities.

         If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deductions for distributions to its shareholders.) In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deductions for corporations in case of corporate shareholders.

         In general, if a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to withholding, then the shareholder may be subject to 31% federal backup withholding tax on dividends, capital gains distribution and the proceeds of redemptions or exchange. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

         Gain or loss on the sale of a security will generally be long-term capital gain or loss if the Fund has held the security for more than one year. If a Fund acquires a debt security at a discount, however, the portion of any gain upon its sale or redemption that reflects the accrued market discount will be taxed as ordinary income, rather than capital gain.

         In general, when the Fund writes a covered call option on a security, and either the option expires unexercised or the Fund enters into a closing purchase transaction, the Fund will normally recognize a short-term capital gain or loss (except that any losses on certain covered call stock options will be treated as long-term capital losses). If a call option is exercised, the premium received will be treated as additional proceeds from the sale of the underlying security.

         Although the Funds expect to be relieved of all or substantially all federal and state income or franchise taxes, depending upon the extent of its activities in certain states and localities, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state or local tax.

PERFORMANCE INFORMATION

         From time to time, a Fund may quote its yield or total return, on a Class basis in advertisements or in reports and other communications to shareholders.

         From time to time, the Funds may advertise the 30-day "yield" for each Class. The yield of a Fund refers to the income generated by an investment in the Class over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Class during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

TOTAL RETURN

         From time to time, the Funds may advertise their "average annual total return" over various periods of time for each Class. This total return figure shows the average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. Figures will be given for recent one-, five- and ten-year periods, or for the life of the Class to the extent that it has not been in existence for the full length of those periods, and may be given for other periods as well (such as on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be calculated either with or without the effect of the sales charge to which Class A shares are subject or any applicable CDSC for Class B shares and may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

         It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Funds' yield and total return. Shareholders may make inquiries regarding a Fund, including current yield quotations or total return figures, to any SG Cowen account representative. The offering of Class B and Class I shares is expected to commence in the future. Accordingly, no performance information is available at this time for these shares.

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Classes with that of other mutual funds (or classes thereof) as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities, such as the Lehman Brothers Government Bond Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Lehman Brothers Intermediate Government Bond Index. The performance information of the Classes also may include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Barron's, Investor's Daily, Kiplingers Personal Finance, The Wall Street Journal, USA Today, The New York Times and Money.

       SG Cowen Funds, Inc. sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Funds. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of any Class, it will also disclose the information for other Classes.

YIELD

         A Fund's 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

         YIELD = 2[( a-b +1) - 1]
                 ----------------
                            cd

Where:   a =   dividends and interest earned during the period
         b =   expenses accrued for the period (net of reimbursement).
         c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d =   the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates the opposite can be expected to occur.

AVERAGE ANNUAL TOTAL RETURN

         A Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC, expressed as follows:

                    P(1 + T)n = ERV

                    Where: P = a hypothetical initial payment of $1,000.

                    T = average annual total return.

                    n = number of years.

              ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                                       GSF


         Class A Shares/Average Annual Total Return for the periods ended November 30, 2000:

                            1 year       =  4.22%
                            5 year       =  4.93%
                            *Inception   =  5.50%

                            *January 20, 1993


         Class B Shares/Average Annual Total Return for the periods ended November 30, 2000:


              (As of November 30, 1996, there were no Class B shares outstanding.)


         Class I Shares/Average Annual Total Return for the periods ended November 30, 2000:

                            1 year       =   9.33%
                            5 year       =   5.93%
                            *Inception   =   7.04%


                                    *July 11, 1994
        The Class A total return figures calculated in accordance with the above formula assumes that the maximum 4.75% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase. The Class B total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge at the end of each period.

                                      IFIF


         Class A Shares/Average Annual Total Return for the periods ended November 30, 2000:

                            1 year       =    5.87%
                            5 year       =    5.06%
                            *Inception   =    5.44%


                                    *January 20, 1993


         Class B Shares/Average Annual Total Return for the periods ended November 30, 2000:

                            1 year       =  5.25%
                            5 year       =  5.13%
                            *Inception   =  6.38%


                            *July 12, 1994


         Class I Shares/Average Annual Total Return for the periods ended November 30, 2000:

                            1 year       =  8.70%
                            5 year       =  5.82%
                            *Inception   =  6.73%


                            *July 11, 1994

         The Class A total return figures calculated in accordance with the above formula assumes that the maximum 2.35% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase. The Class B total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge at the end of each period.

         The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

AGGREGATE TOTAL RETURN

         A Fund's aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:


         ERV-P
                               P

         Where: P = a hypothetical initial payment of $10,000.

         ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

         A Fund's total return figures calculated in accordance with the above formulas assume that the maximum sales load, 2.35% for Cowen Intermediate Fixed Income Fund and 4.75% for Cowen Government Securities Fund, have been deducted from the hypothetical initial investment at the time of purchase. The Class B aggregate total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge.

         A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AUDITORS AND COUNSEL


         KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Fund's independent auditors.

         Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund.

FINANCIAL STATEMENTS


         The Funds hereby incorporate by reference the financial statements and related notes and the reports of KPMG LLP thereon included in the Fund's Annual Report to Shareholders for the year ended November 30, 2000. The Funds will provide copies of the Annual Reports to each person who requests a copy of this Statement of Additional Information. The Fund will also furnish copies of the Annual Reports, without charge, to any shareholder upon request directed to the Fund, at the address or telephone number given on the cover page of this Statement of Additional Information.

                                    APPENDIX

                     DESCRIPTION OF S&P AND MOODY'S RATINGS


DESCRIPTION OF S&P CORPORATE BOND RATINGS:

         AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

         Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                       STATEMENT OF ADDITIONAL INFORMATION


                                  April 1, 2001


                            SG COWEN OPPORTUNITY FUND

                                   a series of

                              SG COWEN FUNDS, INC.


                    560 Lexington Avenue, New York, NY 10022
                                 (877) 293-7298



            Contents                                          Page
            --------                                          ----

            History                                            2
            Investment Objectives and Policies                 2
            Management of the Fund                             9
            Capital Stock                                     15
            Net Asset Value                                   16
            Purchase of  Shares                               16
            Exchange Privilege                                20
            Redemption of Shares                              22
            Code of Ethics                                    24
            Taxation                                          25
            Performance Information                           26
            Auditors And Counsel                              27
            Financial Statements                              27



     This Statement of Additional Information is meant to be read in conjunction with the Prospectus of SG Cowen Opportunity Fund (the "Fund") dated April 1, 2001, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling Funds Distributor, Inc., the Fund's principal underwriter, at 1-800- 221-7930 or by contacting SG Cowen Asset Management, Inc. ("SGCAM") at 1- 877- 293-7298 or by contacting SG Cowen Securities Corporation.

     The Fund's financial statements and report of independent auditors thereon as of and for the fiscal year ended November 30, 2000 are incorporated by reference to the Fund's Annual Report, which may be obtained without charge by calling the toll-free number above. SG Cowen

Asset Management, Inc. ("SG Cowen Asset Management" or "SGCAM") is the investment manager to the Fund.


HISTORY

     The Fund is a series of SG Cowen Funds, Inc., which was incorporated on June 26, 1986 under the laws of the State of Maryland and commenced operation on May 31, 1988. On July 1, 1998, the name of the Fund was changed from Cowen Opportunity Fund to SG Cowen Opportunity Fund.

INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund, which is a diversified open-end management investment company, is to realize capital appreciation. It seeks to achieve this objective by investing primarily in small capitalization issues. Current income will be incidental to capital appreciation.

Investment Strategy
-------------------

     The Fund will rely on the expertise and analytical resources of SGCAM to develop a diversified portfolio composed of securities from a broad group of industry sectors with a focus on small market capitalization companies. Investments will include, but not be limited to, companies in the health-care, biotechnology, telecommunications, computers and software, science and technology, environmental sciences, energy and financial services industries as SGCAM deems appropriate from time to time. Investments may be made in well-known and established companies as well as in relatively new or lesser-known companies. It is important to note that while investments in smaller, less seasoned companies may present more opportunities for growth, they also involve greater risks than customarily are associated with more established companies. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share. The Fund has adopted certain policies designed to limit investment risk. See "Investment Restrictions."

     Current income is not an objective of the Fund, and investors should not expect income from dividends and interest comparable to that of mutual funds with current income as a goal. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities.

     The Fund may invest to a limited degree in securities of companies with more than $1 billion in market capitalizations. Because investments in large capitalization issuers are not directly in furtherance of the Fund's investment objective, the Fund will limit its investment in these securities to not more than 35 percent of its net assets.

Information on Investment Practices and Risks
---------------------------------------------

     U.S. GOVERNMENT SECURITIES. Examples of the types of U.S. Government securities that the Fund may hold include, in addition to those described in the Prospectus, U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. It is not anticipated that the Fund will in the foreseeable future invest in excess of five percent of its net assets in U.S. Government securities that represent interests in pools of mortgages.

     LENDING OF SECURITIES. The Fund has the authority to lend securities to brokers, dealers and the other financial organizations. The Fund will not lend securities to SG Cowen or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued income rises above the level of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. Loans will not be made if as a result the aggregate of all outstanding loans exceed 30 percent of the value of the Fund's total assets taken at current market value.

     COVERED CALL OPTIONS. In an effort to enhance the Fund's performance through receipt of premiums and generally to assist in the management of its portfolio, the Fund may engage without limitation in the writing (selling) of call option contracts on securities at such times as SGCAM shall determine to be appropriate. The Fund will only write covered call options on securities held in the portfolio. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.

     The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" which involves the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously written. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale thereof.

     Options written by the Fund will normally have expiration dates between one and nine months from the date written. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

     An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange in the over-the-counter market. In light of this fact and current trading conditions the Fund expects to write options only on national securities exchanges and in the over-the-counter market. As of the date of this Statement of Additional Information, the national securities exchanges on which options are traded are: The Chicago Board Options Exchange, The Board of Trade of the City of Chicago, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange ("NYSE"). Options are also traded on the national securities exchanges with respect to unlisted securities reported through the NASDAQ system.

     Although the Fund will write only those options for which SGCAM believes there is an active secondary market so as to facilitate closing purchase transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customer orders, will not recur. In such event, it might not be possible to effect closing purchase transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying securities until the option expires or it delivers the underlying security upon exercise. The national securities exchanges have established limitations governing the maximum number of options of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different national securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SG and certain of its affiliates may be considered to be such a group. A national securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

     In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


     VENTURE CAPITAL INVESTMENTS. The Fund may invest up to five percent of its assets in venture capital investments, i.e., new early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. The disposition of U.S. venture capital investments, which may include limited partnership interests, would normally be restricted under federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions, in public offerings registered under the Securities Act of 1933, as amended (the "1933 Act") or in transactions pursuant to Rule 144A under the 1933 Act. As a result of these restrictions, the Fund may be unable to dispose of these investments at times when disposition is deemed appropriate due to investment of liquidity considerations. Alternatively, the Fund may be forced to dispose of these investments at less than their fair value. Where registration is required, the Fund may be obligated to pay part or all the expenses of such registration.


     WARRANTS. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. For so long as the Fund's shares are sold in states so requiring, the Fund will limit its purchase of warrants to five percent of its net assets, with no more than two percent of its net assets to be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange. The acquisition of warrants in units or attached to other securities is not subject to these restrictions.

     FOREIGN SECURITIES. The Fund may invest up to 10 percent of its assets in securities of foreign issuers and up to an additional 10 percent of its assets in securities of Canadian issuers. There are certain risks involved in investing in securities of companies in foreign nations that are in addition to the usual risks inherent in investments in domestic companies. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. These investments may be in the form of American Depositary Receipts, which typically are issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. American Depositary Receipts are not necessarily denominated in the same currency as the securities into which they may be converted.

     REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions involving its portfolio securities with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Directors. It is not anticipated that the Fund will in the foreseeable future invest in excess of five percent of its net assets in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights. SGCAM, acting under the supervision of the Fund's Board of Directors, reviews the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

     TEMPORARY INVESTMENTS. The Fund may invest up to 20 percent of its assets, and in excess of that amount when SGCAM believes market conditions warrant a temporary defensive posture, in corporate bonds rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation, commercial paper rated at least Prime-2 by Moody's or A-2 by Standard & Poor's and obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities and repurchase agreements in respect of such obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Federal National Mortgage Association, are supported by the ' discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Bonds rated Baa by Moody's and BBB by S&P, while considered "investment grade" obligations, may have speculative characteristics.

Investment Restrictions
-----------------------

     The investment restrictions numbered 1 through 12 below have been adopted by the Fund as fundamental policies, which means that they may not be changed without the vote of a majority of the outstanding voting securities of the Fund, which is defined as the lesser of (a) 67 percent or more of the shares present at a shareholders meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50 percent of the outstanding shares. Investment restrictions 13 through 18 may be changed by vote of a majority of the Fund's Directors at any time.

     The investment policies adopted by the Fund prohibit it from:

     1. With respect to 75 percent of its assets, purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of the Fund's total assets would be invested in the securities of the issuer.

     2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

     3. Purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities.

     4.  Making short sales of securities or maintaining a short position.

     5. Borrowing money, except that the Fund may borrow from banks for temporary or emergency (but not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in any amount not exceeding 20 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of the Fund's total assets, the Fund will not make any additional investments.

     6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 20 percent of the value of the Fund's total assets, except that this prohibition shall not prohibit collateral arrangements with respect to borrowings described in Investment Restriction No. 5 or the escrow arrangements contemplated by writing covered call options.

     7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities.

     8. Making loans to others, except through purchasing qualified debt obligations or lending portfolio securities.

     9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

     10. Purchasing any securities that would cause more than 25 percent of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

     11. Investing in commodities.

     11. Purchasing any security if as a result the Fund would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

     12. Purchasing or selling real estate or interests in real estate, except that the Fund may purchase and sell securities that are issued by companies that invest or deal in real estate.

     13. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the Fund may write covered call options and enter into closing purchase transactions with respect to options it has written, provided these transactions are conducted in a manner consistent with, and subject to the limitations set forth in, the description of these transactions in its Prospectus and this Statement of Additional Information.

     14. Investing in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

     15. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of five business days) or securities that are not readily marketable or for which no readily ascertainable market value is available if more than five percent of the total assets of the fund would be invested in those securities.

     17. Making investments for the purpose of exercising control or management.

     18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of SG Cowen Funds, Inc. or SG Cowen individually owns more than 0.5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

     The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that and such commitment is no longer in the best interests of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of shares of the Fund in the state involved.

Portfolio Turnover
------------------

     For regulatory reporting purposes, the Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund's securities, with certain other obligations with less than one year to maturity at the time of purchase excluded. Thus, a 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year. The Fund will not normally engage in the trading of securities for the purpose of realizing short term profits, but will adjust its holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should SGCAM deem it advisable to purchase or sell securities.

MANAGEMENT OF THE FUND

Board of Directors
------------------

     The business and affairs of the Fund is managed under the direction of the Board of Directors, which has overall supervisory responsibility for the Fund. By virtue of the responsibilities assumed by SGCAM under the Investment Management Agreement, the Fund will not require executive employees other than its officers, none of whom will devote full time to the affairs of the Fund.

     The names of the directors and officers of the Fund, their addresses, principal occupations during the past five years and other affiliations are set forth below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk; unless noted otherwise, the business address of each such individual is 560 Lexington Avenue, New York, New York 10022. Each of the directors is also a director of all of the investment companies of which SGCAM is Investment Manager.

Directors of the Funds
----------------------


     James H. Carey, Director, age 68. Former Chief Executive Officer, Director and Treasurer of National Capital Benefits Corporation (from 1995-1997). Mr. Carey is also a Director of Airborne Freight Corporation and of The Midland Company and Vice Chairman of the U.S. Committee for UNICEF. His address is 39 Village View, Manchester, VT 05255.

     *Philippe H. Collas, Chairman of the Funds, age 51. Chairman and Chief Executive Officer of Societe Generale Asset Management, S.A., Chairman and Director of SGCAM. Director and Chairman of the SG Cowen Mutual Funds. His address is 2 Place de la Coupole, La Defense Cedex, Paris France 92078.

     Dr. Martin J. Gruber, Director, age 63. Professor of Finance, Leonard N. Stern School of Business Administration, New York University. He is also a Trustee of the BT Alex Brown Mutual Funds, Director of Japan Equity Fund, Inc. and the Taiwan Equity Fund, Inc.; and a Trustee of the T.I.A.A. CREF Board. His address is New York University, 44 West 4th Street, New York, New York 10012.

     Burton J. Weiss, Director, age 70. Self-employed consultant since March, 1988. His address is 103 Marin Drive, Chapel Hill, North Carolina 27516.


Officers of the Funds
---------------------


     Philip J. Bafundo, Treasurer, age 38. Managing Director and Treasurer of SGCAM since January 2000. Prior thereto Chief Administrative Officer of Societe Generale Asset Management Corp.

     Rodd M. Baxter, Secretary, age 50. Director and Senior Counsel of SG Cowen since July 1, 1998. Prior thereto, he was General Counsel of Cowen Asset Management and Director of Cowen. His address is 1221 Avenue of the Americas, New York, NY 10020.

     William Church, Vice President, Senior Investment Officer, age 54. Managing Director of SGCAM since January 2000. He held the same position at SG Cowen from July 1, 1998 through December 31, 1999. Prior thereto, he was Chief Investment Officer of Cowen Asset Management and a Class I Limited Partner of Cowen and Managing Director of Cowen Incorporated.

     Hoan Nguyen-Quang, President, age 55. President and Director of SGCAM since January 2000. From July 1, 1999 through December 31, 1999, he was a Managing Director of SG Cowen. Prior thereto he held various executive positions with Societe Generale.

     Irwood Schlackman, Controller, age 60. Vice President SGCAM since January 2000. He held the same position at SG Cowen from July 1, 1998 through December 31, 1999. Prior thereto, he was a Mutual Fund Administrator of Cowen & Company.

Compensation
------------

     No officer, director, partner or employee of SGCAM or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. Directors who are not officers, directors, partners, stockholders or employees of SGCAM or its affiliates receive from the Fund a fee of $3,000 per annum plus $500 per meeting and $375 for each audit committee meeting attended and reimbursement for travel and out of pocket expenses.


Compensation Table  (for fiscal year ended November 30, 2000)
------------------


Name of           Aggregate               Total
Director          Compensation            Compensation
                  from Fund               From
                                          Fund and Fund
                                          Complex *


James H. Carey    $5,750                  $28,750
Martin J. Gruber  $5,750                  $28,750
Burton J. Weiss   $5,750                  $28,750

-------------
 * There are seven funds in the complex.


Principal Holder of Securities


         To the knowledge of the Fund and SGCAM, none of the Fund directors and officers, either individually or as a group, beneficially owned more than 1% of the Funds' outstanding stock as of the close of business on March 22, 2001. As of March 22, 2001 the following persons owned 5% or more of a class of the Fund's securities: Class B - Lehmnan Brothers Inc. (24%) 101 Hudson Street, 31st Floor, Jersey City, NJ 07302. Class I - Reliastar Life Insurance (82%) c/o NY Fein, 20 Washington Ave. S, Minneapolis, MN 55401-1908.


Investment Manager
------------------


     SG Cowen Asset Management, Inc. ("SGCAM") manages the Funds' business affairs, including being responsible for each Fund's investment program and provides daily administrative services. SGCAM currently manages approximately $2.5 billion in assets and is an indirect wholly owned subsidiary of Societe Generale Asset Management, S.A., a leading international investment manager.


     Pursuant to the Investment Management Agreement between SGCAM and the Fund, SGCAM has agreed to be responsible for the Fund's investment program. Subject to the supervision and direction of the Fund's Boards of Directors, SGCAM manages the Fund's portfolio in accordance with the stated policies of that Fund. SGCAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.

SGCAM also furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and certain legal and other filings with the SEC and state Blue Sky authorities, calculates the net asset value of shares of the Fund and generally assists in all aspects of the Fund's operations. SGCAM compensates certain securities dealers whose customers are shareholders of the Fund for providing administrative services to those shareholders that would otherwise be provided by SGCAM. Such compensation is paid solely from SGCAM's resources and is not paid directly or indirectly by the Fund.

     Each Class bears its own expenses, which generally includes all costs not specifically borne by SGCAM. Included among a Class' expenses are (1) transfer agency fees as identified by the transfer agent as being attributable to a specific Class; (2) printing and postage expensed related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; (3) Blue Sky registration fees incurred by a Class; (4) SEC registration fees incurred by a Class; (5) the expenses of administrative personnel and services as required to support the shareholders of a specific Class; (6) litigation or other legal expenses relating solely to one Class; and
(7) directors' fees incurred as a result of issues relating to one Class. In addition, each Class will bear an allocable portion of all other Fund expenses not attributable to a particular Class based on the Class' relative net assets.


     For the fiscal years ended November 30, 1998, 1999 and 2000, the Fund's Investment Manager received fees for services rendered of $786,938, $353,263 and $306,922, respectively. From December 1, 1996 through March 31, 1997, SG Cowen voluntarily reimbursed the Fund's expenses in an amount equal to .13 of 1% and
 .03 of 1% from April 1, 1997 through March 31, 1998.


Principal Underwriter
---------------------

     Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, MA 02109, is the principal underwriter to the Fund.

Custodian and Transfer and Dividend Agent
-----------------------------------------

     State Street Bank and Trust Company, P.O. Box 419111, Kansas City, MO 64141, is the custodian of the Funds' assets.

     DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, is the Funds' transfer and dividend disbursing agent.

Shareholder Servicing and Distribution Plan (The "Plan")
--------------------------------------------------------

     FDI is paid monthly fees by the Fund in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by FDI to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation paid by FDI, includes amounts paid to SG Cowen employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares of their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment adviser, transfer agent or other agent of the Fund.

     In addition, pursuant to the Plan, the Fund pays to FDI a monthly distribution fee at the annual rate of .75% of the Funds average daily net assets attributable to Class B shares. The distribution fee is used by FDI to provide (1) initial and ongoing sales compensation to its registered representative or those of other broker-dealers that enter into selected dealer agreements with FDI in respect of sales of Class B shares; (2) costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by FDI, and the payments may exceed expenses actually incurred by FDI. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SG Cowen and amounts it received under the Plan.


     Pursuant to the Plan, for the fiscal year ended November 30, 2000, Class A and Class B shares of the Fund paid $51,276 and $46,939 respectively.


Portfolio Transactions
----------------------

     Decisions to buy and sell securities and other financial instruments for the Fund are made by SGCAM, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Directors. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by SGCAM, investments of the type the Fund may make may also be made by these other accounts. When the Fund and one or more other accounts managed by SGCAM are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by SGCAM to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

     Portfolio transactions are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities may include commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


     To the extent consistent with applicable provisions of the Act, other securities laws and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, the Fund's Board of Directors has determined that portfolio transactions may be effected through SG Cowen if, in the judgment of SGCAM, the use of SG Cowen normally is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, SG Cowen charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere, and principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by SEC.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SGCAM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SGCAM will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, SGCAM is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or other accounts over which SGCAM or its affiliates exercise investment discretion. SGCAM's fees under its agreement with the Fund are not reduced by reason of its receiving brokerage services. The Fund's Directors periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits to the Fund.


     For the fiscal years ended November 30, 1998, 1999 and 2000 the Fund paid an aggregate of $707,150, $492,805 and $339,078, respectively in commissions to broker-dealers for execution of portfolio transactions, none of which was paid to SG Cowen.


CAPITAL STOCK

     The Fund has an authorized capitalization of 3,000,000,000 shares with a par value of $.001 per share and transferable without restriction of which 250,000,000 have been allocated in respect of each Class of the Fund. All shares of the Fund have equal rights and privileges as to participation in dividends and distributions and in the net distributable assets of the Fund on liquidation.

     When issued, shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and / or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Directors.

NET ASSET VALUE

     The net asset value per share of the Fund is calculated as of 4:15 p.m. Eastern time, or such earlier time when the Exchange closes early, on each day on which the New York Stock Exchange, Inc. is open. The Exchange is currently open on each Monday through Friday, except (a) January 1st, Martin Luther King Day (the third Monday in January), Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th; and (b) the preceding Friday when one of those holidays falls on a Saturday or the subsequent Monday when one of those holidays falls on a Sunday. Net asset value per share is computed by dividing the value of the Fund's net assets by the total number of its shares outstanding. Assets traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors. High quality money market instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its market value on the 61st day prior to maturity and thereafter assuming a constant amortization to maturity of any market discount or premium, generally without regard to the effect of fluctuating interest rates on the market value of the instrument.

PURCHASE OF SHARES

General Information
-------------------

     Shares of the Fund are sold at the net asset value per share next determined after receipt of an order, plus a sales charge in the case of Class A shares. Investors whose orders are received not later than 4:15 p.m., New York time, will become shareholders on that day. Investors whose orders are received after 4:15 p.m., New York time, will become shareholders on the following business day. The Fund reserves the right to reject any order to purchase shares. Certificates for shares will be issued only upon the specific request of a shareholder.

     The minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $100, except that the minimum initial and subsequent investments for purchases of Fund shares through Retirement Plans for Self-Employed Persons and Individual Retirement Accounts will be $500 and $50, respectively. The Fund reserves the right to vary these minimums at any time.

     Retirement Plans. Shares may be purchased in connection with various qualified tax-deferred retirement plans. Forms for establishing these plans are available through any SG Cowen account representative. Investors urged to consult with a tax adviser in connection with the establishment of retirement plans.

     Automatic Investment Plan. The Fund offers an Automatic Investment Plan whereby DST is permitted through preauthorized checks of $ 100 or more ($50 in the case of Retirement Plans for Self-Employed Persons and Individual Retirement Accounts) to charge the regular bank account of a shareholder on a regular Basis to provide systematic additions to the Fund account of the shareholder. While there is no charge to shareholders for this service, a charge of $10.00 will be deducted from a shareholder's Fund account for checks returned for insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Fund, DST or FDI. Further information regarding the Automatic Investment Plan may be obtained through any account representative.

     Under the Multiple Pricing System, the Fund presently offers three methods of purchasing shares; enabling investors to choose the Class that, given the amount of purchase and intended length of investment, best suits their needs. Account representatives and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. From time to time, registered representatives of broker-dealers that enter into selected dealer agreements with FDI will receive additional non-cash compensation in the form of gifts or prizes such as merchandise or trips. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class I shares, as described below.

Class A Shares
--------------

     The public offering price of Class A shares is the net asset value per Class A share next determined after a purchase order is received plus a sales charge, if applicable. Class A shares are subject to a service fee at the annual rate of .25% of the value of the Fund's average daily net assets attributable to this Class. The sales charge payable upon the purchase of Class A shares will vary with the amount of purchase as set forth below.

                          Sales Charge as a      Sales Charge as
                          Percentage of the      a Percentage of
Shares Purchased in       Public Offering        the Net Amount      Dealer
Single Transaction        Price                  Invested            Reallowance
------------------        -----                  --------            -----------

Up to $49,999                 4.75%              5.00%                  4.00%
$50,000-$99,999               4.00%              4.17%                  3.25%
$100,000-$249,999             3.75%              3.90%                  3.00%
$250,000-$499,999             2.50%              2.56%                  2.00%
$500,000-$999,999             2.00%              2.04%                  1.50%
$1,000,000-$3,999,999            0%                 0%                  0.50%



* Investors who purchase $4 million or more of shares will receive Class I shares, which are not subject to any front-end sales charge or service fee. See "Class I Shares."

     The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (1) an individual; (2) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (3) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (4) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"); (5) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (6) employee benefit plans qualified under Section 401 of the Code of a single employer or of employers who are "affiliated persons" of each other, as defined in the 1940 Act and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (7) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

     You may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative value (at current net asset value) of Class A shares purchased in a single transaction, together with those Class A shares previously purchased subject to payment of a sales charge, plus Class A shares of SG Cowen Income + Growth Fund, Inc., SG Cowen Large Cap Value, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund, each a series of SG Cowen Funds, Inc., previously or simultaneously purchased subject to a sales charge, amounts to $50,000 or more. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Fund, SG Cowen Income + Growth Fund, Inc., SG Cowen Large Cap Value, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund from SG Cowen. Class A shares of the Fund, SG Cowen Income + Growth Fund, Inc., SG Cowen Large Cap Value, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund previously purchased during a 90-day period prior to the date of receipt by FDI of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction.

     A shareholder who has redeemed his Class A shares may reinvest all or part of the redemption proceeds within 30 days without imposition of a sales charge. This privilege may be exercised only once by a shareholder. Shareholders should note that no loss will be allowed on the sale of Fund shares to the extent that the shareholder acquired other shares in the Fund within a period beginning 30 days before the sale or disposition of the shares in which the shareholder incurred a loss and ending 30 days after such sale.


     The Fund offers Class A shares without imposition of a sales charge to (1) employees of SG Cowen and registered representatives of securities dealers that participate in distribution of the Fund's shares; (2) Individual Retirement Accounts for those persons; (3) the spouses, children, parents, grandparents, siblings, spouse's parents and sibling's children of those persons when purchase orders on their behalf are placed by those persons; (4) directors and trustees of registered investment companies whose shares are advised by SGCAM, Individual Retirement Accounts for those persons, employee benefit plans for those persons, and the spouses and minor children of those persons when purchase orders on their behalf are placed by those persons; (5) SG Cowen and its subsidiaries; (6) participants in any pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Code when purchase orders are placed by such participants pursuant to such plans; (7) officers, directors, partners and employees of the Fund's counsel or auditors; and (8) investors who purchase shares of the Fund to the extent that the investment represents (a) the proceeds from the redemption made within the preceding 60 days of shares of another mutual fund not affiliated with SGCAM whose shares were purchased subject to a sales charge, or (b) the net proceeds of the sale within the preceding 60 days of shares of any closed-end investment company. The Distributor pays a sales commission equal to 0.50% of the amount invested to dealers who sell Class A Shares without imposition of a sales charge to investors described in items (6) and (8).


Class B Shares
--------------

     The public offering price of Class B shares is the net asset value per share next determined after a purchase order is received without imposition of any front-end sales charge. The Distributor pays a sales commission equal to 4.00% of the amount invested to dealers who sell Class B shares. Class B shares may be subject upon redemption to a contingent deferred sales charge ("CDSC"). See "Redemption of Shares." Class B shares are subject to a service fee at the annual rate of .25%, and a distribution fee at the annual rate of .75%, of the value of the Fund's average daily net assets attributable to this Class. SG Cowen has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing account representatives that all purchases of shares should be for Class A shares when the purchase is for $500,000 or more by an investor not eligible to purchase Class I shares. SG Cowen reserves the right to vary these guidelines at any time.

Class I Shares
--------------

     The public offering price of Class I shares is the net asset value per share next determined after a purchase order is received without imposition of any sales charge. Class I shares were previously designated as Class C shares. Certain dealers may refer to Class I shares as "institutional shares." Class I shares, which are not subject to any service fee or distribution fee, are available exclusively to (1) employee benefit plans for employees of SG Cowen and securities dealers that participate in distribution of the Fund's shares; (2) charitable organizations (as defined in Section 501 (c) (3) of the Code) investing $100,000 or more; (3) any pension fund, corporation, state or local government, Taft-Hartley plan, foundation and/or endowment which is a client of a consulting firm, if such consulting firm has contacted the Fund, SGCAM, SG Cowen or any subsidiary of SG Cowen with respect to furnishing advice to the client of that consulting firm or with respect to the purchase of the securities of the Fund by such client: (4) investors purchasing $4 million or more of shares of the Fund; (5) accounts as to which a bank, registered investment adviser or broker-dealer charges an account management fee, provided the bank, registered investment adviser or broker-dealer has an agreement with SGCAM or SG Cowen relating to investment in the Fund; (6) investors, and their spouses and minor children, who are investment advisory clients of SGCAM or any of its subsidiaries or who are affiliated persons or sponsoring companies of those clients; and (7) purchasers placing orders through a broker that maintains an omnibus account with the Fund and such purchases are made (i) by investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services; (ii) clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent, or (iii) for retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to those defined in Section 401 (a), 403 (b) or 457 of the Internal Revenue Code or "rabbi" Trusts Investors who purchase pursuant to
(7) may be charged a fee by the broker or agent utilized to effect the transaction. SG Cowen will from its own resources compensate broker-dealers and service agents at a maximum annual rate of .15%, 15% and .35%, respectively of the net asset value of shares purchased pursuant to (3), (5) and (7), respectively.

EXCHANGE PRIVILEGE
------------------


Shares of the Fund may be exchanged for shares of the same Class (or the sole class offered) of the mutual funds listed below for which FDI serves as a distributor.


o SG Cowen Standby Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income to the extent consistent with preservation of capital and maintenance of liquidity.

o SG Cowen Standby Tax-Exempt Reserve Fund, Inc., a money market fund whose investment objective is the maximization of current income that is exempt from federal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

o SG Cowen Intermediate Fixed Income Fund, a fund that seeks total return consistent of current income and stability of principal by investing primarily in high quality intermediate term fixed income securities. This fund is a series of SG Cowen Funds, Inc.

o SG Cowen Government Securities Fund, a fund that seeks total return consistent of current income and appreciation of capital through investing primarily in securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. This fund is a series of SG Cowen Funds, Inc.

o SG Cowen Income + Growth Fund, Inc., a fund that seeks a high level of dividend income, to the extent consistent with prudent investment management by investing primarily in income producing equity securities.

o SG Cowen Large Cap Value Fund, a fund that seeks capital appreciation by investing in securities which are deemed to be under valued. This fund is a series of SG Cowen Series Funds, Inc.

     For the purposes of this discussion, SG Cowen Standby Reserve Fund, Inc. and SG Cowen Standby Tax-Exempt Reserve Fund, Inc. are referred to as "money market funds" and SG Cowen Income + Growth Fund, Inc., SG Cowen Large Cap Value Fund, Inc, SG Cowen Intermediate Fixed Income Fund and SG Cowen Government Securities Fund are referred to as "non-money market funds."


     Shares of these mutual funds are available only to investors residing in states where these mutual funds are qualified for sale. They are sold pursuant to separate prospectuses that may be obtained through FDI, any SG Cowen account representative, or through any other member of the NASD, or any foreign nonmember of the NASD, which has entered into a Sales Agreement with FDI with respect to such funds. An exchange of shares is treated for federal income tax purposes as a redemption (Sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is subject to termination and its terms are subject to change upon 60 days' notice to shareholders.


     Under the Multiple Pricing System, an exchange of shares of the Fund with other SG Cowen funds' shares will be limited to shares of the same class or the sole class (money market funds only) of shares of a fund from which the exchange is to be effected. For example, if a holder of Class A shares of a non-money market fund exchanges his shares for shares of a money market fund and thereafter wishes to exchange those shares for shares of the Fund, he may receive only Class A shares in the latter transaction. As another example, if a holder of shares of a money market fund acquired as a result of an initial investment and not from an exchange wishes to exchange his shares for shares of a non-money market fund, he may receive Class A shares, Class B shares or Class I shares (depending on his eligibility for Class I shares) in the exchange transaction.

Thereafter, any further exchanges would be subject to the principal described above limiting subsequent exchanges to the same class or the sole class of shares of other funds.

     CLASS A EXCHANGES. A shareholder may effect exchanges among the mutual funds listed above and the Fund on the basis of relative net asset values without imposition of a sales charge; provided, however, that where shares of a money market fund acquired through a direct purchase are exchanged for Class A shares of the Fund or another non-money market fund, the appropriate sales charge will be imposed at the time of the exchange. Because a substantially lower sales charge is paid upon purchase of Class A shares of Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, Class A shares of SG Cowen Intermediate Fixed Income Fund will be exchangeable without the imposition of any additional sales charge.

     CLASS B EXCHANGES. As described below under "Redemption of Shares," the CDSC payable by Class B shareholders upon redemption of their shares will vary with the period of time that the shares are held (the "CDSC holding period"). For purposes of calculating the CDSC holding period, any Class B shares received in an exchange will be deemed to have been purchased on the same date as the Class B shares given in exchange. If, however, a Class B shareholder exchanges his shares for shares of either money market fund, which do not offer a class of shares subject to a CDSC, such exchange will toll, or suspend, the running of the CDSC holding period for as long as the money market fund shares are held and, if those shares are redeemed, a CDSC will be imposed based on the CDSC holding period without regard to the period during which the money market fund shares were held. For example, if a holder of Class B shares of the Fund who has held those shares for a period of more than four but less than five years exchanges his shares for shares of a money market fund, holds those shares of the money market fund for a period of one year, and thereafter exchanges those shares for Class B shares of the Fund, such shareholder will be deemed to have held the Class B shares for a period of four full years on the date of the last exchange. If the shareholder were to then immediately redeem his Class B shares of the Fund, such redemption would be subject to a 2.00% CDSC. Similarly, the same CDSC would be imposed if at any time the money market fund shares were redeemed. Conversely, if the shareholder had held his Class B shares of the Fund for the full six year period, no CDSC would have been imposed upon redemption.

     Because a substantially lower CDSC schedule is applicable to Class B shares of SG Cowen Intermediate Fixed Income Fund, holders of these shares will not be able to exchange their shares with shares of the Fund or any of the non-money market funds for a period of 90 days from the date of purchase. After the 90-day waiting period has expired, if a holder of these shares wanted to exchange all or a portion of his shares for Class B shares of the Fund or of any of the non-money market funds that offer Class B shares subject to a higher CDSC than that imposed by SG Cowen Intermediate Fixed Income Fund, the exchanged Class B shares will not be subject to the higher applicable CDSC. Upon redemption, the lower CDSC schedule applicable to Class B shares of SG Cowen Intermediate Fixed Income Fund will apply.

REDEMPTION OF SHARES

Redemption Procedures
---------------------

     The Fund will redeem shares without charge at the net asset value per share next determined after receipt of a redemption order in proper form by any CDSC imposed on Class B shares. Any redemption request received prior to 4:15 p.m., New York time, will be transmitted to DST on that day and the proceeds of such redemption will be transmitted in accordance with the investor's instructions within seven days. Redemption requests received at or after 4:15 p.m.,

New York time, will be effected on the next business day. Proceeds of any redemptions will not be sent until the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 15 days. Pending such clearance, redemption proceeds will be held under circumstances resulting in no earnings to investors. Investors can avoid the inconvenience associated with check clearance delays by purchasing shares with immediately available funds held in a brokerage account at a participating securities dealer or by transmitting funds to DST by wire transfer.

     FDI, SG Cowen and other selected dealers generally will effect redemptions of shares upon oral instructions received from the shareholders. If shares are to be redeemed pursuant to an order sent to DST by the shareholder, DST will require written redemption instructions signed by the shareholder of record, which signature must be guaranteed by a i commercial bank or trust company (not a savings bank) located or having a correspondent in New York City, or by a member organization of the New York Stock Exchange, Inc. The redemption order must specify which Class of shares is being redeemed. If certificates have been issued representing the shares to be redeemed, such certificates must also be endorsed, or a duly executed stock power must be furnished, with signatures guaranteed as discussed above, and must be submitted to FDI, SG Cowen or DST with the redemption request. FDI, SG Cowen or DST may require further documentation if the shareholder is a corporation, partnership, trust, estate or other entity. The payment of redemptions may be wired to a shareholder's commercial bank account. There is a $10 charge for each federal funds wire transaction. The minimum amount for wire redemptions is $10,000. A shareholder who wishes to redeem by wire should contact DST at 1-800-262-7116.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem shares in any account, other than an Individual Retirement Account or other qualified retirement plan, at their net asset value if the value of the account is less than $250. The shareholder having the account will first be notified in writing that the account has a value of less than $250 and will be allowed 60 days to make an additional investment before the redemption is processed by the Fund.

     The Fund offers a Systematic Withdrawal Plan under which a shareholder with $10,000 or more in the Fund may elect to redeem periodic payments to himself or a designated payee on a monthly, quarterly or annual basis. For accounts other than qualified retirement plans, the minimum rate of withdrawal is $50 per month and the maximum monthly withdrawal is one percent of the current account value in the Fund as of commencement of participation in the plan. Maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund may be disadvantageous to the shareholder because of the sales charge on such purchases. A shareholder who elects to use the Systematic Withdrawal Plan should be aware that such periodic payments will be made from redemptions of his shares. However, any Class B shares redeemed under the Systematic Withdrawal Plan will not be subject to a CDSC as described below. Dividends and distributions paid on his shares may not cover the full amount of each periodic payment.

Contingent Deferred Sales Charge - Class B Shares
-------------------------------------------------

     A CDSC payable to FDI is imposed on any redemption of Class B shares held less than six years equal to a specified percentage, as set forth below, of the net asset value of the shares redeemed at the time of purchase or at the time of redemption, whichever is lower. Class B shares held six years or longer and Class B shares purchased through reinvestment of dividends or capital gains distributions are not subject to the CDSC.

     Furthermore, no CDSC will be imposed on an amount that represents an increase in value of the shareholder's account resulting from capital appreciation.

     In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder purchased the shares being redeemed. The following table sets forth the rates of the CDSC for redemptions of Class B shares by investors:

         YEAR SINCE  PURCHASE IN WHICH
         REDEMPTION IS EFFECTED                                        CDSC
         ----------------------                                        ----
         Year I ....................................................   5.00%
         Year 2 ....................................................   4.00%
         Year 3 ....................................................   3.00%
         Year 4 ....................................................   3.00%
         Year 5 ....................................................   2.00%
         Year 6 ....................................................   1.00%
         Thereafter ................................................   None

     In determining the applicability and rate of any CDSC, redemptions of Class B shares are made first of amounts due to capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions, and then of other shares held by the shareholder for the longest period of time. As a result, the CDSC, if any, will be imposed at the lowest possible rate. For example, assume that an investor owns 100,000 shares that he purchased seven years ago, 100,000 shares that he purchased more than four but less than five years ago at $10 per share and 1,000 shares received in respect of reinvestment of dividends and distributions. The shares now have a net asset value of $20 per share. The investor may redeem the 100,000 shares he purchased seven years ago and the 1,000 shares he acquired through reinvestments without paying a CDSC. If the investor redeems the balance of his shares, he would pay a CDSC based on the net asset value at the time of purchase ($ 10 per share). Thus, the investor would pay a CDSC equal to $20,000 (100,000 shares multiplied by $10 per share times the applicable rate of 2%).

     WAIVERS OF CDSC. The CDSC, if any, will be waived in the case of ( 1) redemptions of Class B shares held at the time a shareholder dies or becomes disabled, including the Class B shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability and (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an Individual Retirement Account, Keogh plan or custodial account under Section 403 (b) (7) of the Code following attainment of age 59 1/2 (c) a tax-free return of an excess contribution to an Individual Retirement Account, and (d) distributions pursuant to Systematic Withdrawal Plans.

CODE OF ETHICS


     The Fund, SGCAM and the Fund's distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Fund. These codes are designed to protect the interests of Fund shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Fund so long as such investments are made pursuant to the code's requirements.


TAXATION

     The Fund has qualified, and intends to continue to qualify each year, as a regulated investment company. As such, the Fund will not be subject to federal income tax on its net investment income and net capital gains, if any, provided that they distribute all such net investment income and net realized securities gains to their shareholders in accordance with subchapter M of the Code. Depending upon the extent to which it is, or is deemed to be, conducting business in certain states and localities, the Fund may be subject to taxation in such states or localities.

     If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deductions for distributions to its shareholders.) In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deductions for corporations in case of corporate shareholders.

     In general, if a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to withholding, then the shareholder may be subject to 31% federal backup withholding tax on dividends, capital gains distribution and the proceeds of redemptions or exchange. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

     Gain or loss on the sale of a security will generally be long-term capital gain or loss if the Fund has held the security for more than one year. If a Fund acquires a debt security at a discount, however, the portion of any gain upon its sale or redemption that reflects the accrued market discount will be taxed as ordinary income, rather than capital gain.

     In general, when the Fund writes a covered call option on a security, and either the option expires unexercised or the Fund enters into a closing purchase transaction, the Fund will normally recognize a short-term capital gain or loss (except that any losses on certain covered call stock options will be treated as long-term capital losses). If a call option is exercised, the premium received will be treated as additional proceeds from the sale of the underlying security.

     Although the Fund expects to be relieved of all or substantially all federal and state income or franchise taxes, depending upon the extent of its activities in certain states and localities, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state or local tax.

PERFORMANCE INFORMATION

     From time to time, the Fund may advertise its "average annual total return" for the different Classes over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were invested in shares of the Fund. Figures will be given for recent one, five and ten year periods, or the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or lesser than the average for the entire period. The Fund may also use "aggregate" total return figures for various periods, representing the cumulative period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends, and capital gains distributions). The performance of the Fund also might be compared to rankings prepared by Lipper Analytical Services, Inc., and Morningstar, Inc. which are widely recognized, independent services that monitor the performance of mutual funds, as well as to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index. Performance Information may be useful in reviewing the performance of the Fund and in providing a basis for comparison with other investment alternatives. Investors should be aware that, because the performance of the Fund changes in response to fluctuations in interest rates, price fluctuations in securities markets, the Fund's expenses and other factors, a performance quotation should not be considered representative of the Fund's performance for any future period. To the extent any advertisement or sales literature of a Fund describes the expenses or performance of any Class, it will also disclose the information for other Classes. Shareholders may make inquiries regarding the Fund, including current performance quotations, by calling any SG Cowen account representative.

     The Fund's "average annual total return" will be computed in accordance with the following formula prescribed by the Securities and Exchange Commission:

                          TOTAL RETURN = P(1+T)n = ERV

              Where: P = a hypothetical initial payment of $1,000.

                        T = average annual total return.

                              n = number of years.

     ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5, or 10 year period at the end of the 1, 5, or 10 year periods (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


     Class A Shares/Average Annual Total Return for the periods ended November 30, 2000:

                      1 year            =  25.66%
                      5 year            =  10.50%
                      10 year           =  14.77%

     Class B Shares/Average Annual Total Return for the periods ended November 30, 2000:

                      1 year            =  25.87%
                      5 year            =  10.44%
        Since inception  (May 17, 1994) =  10.16%

     Class I Shares/Average Annual Total Return for the periods ended November 30, 2000:

                      1 year            =   32.32%
                      5 year            =   11.93%
        Since inception  (May 9, 1994)  =   11.16%


     The Class A total return figures calculated in accordance with the above formula assumes that the maximum 4.75% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase. The Class B total return figures calculated in accordance with the above formula assumes the deduction of the appropriate contingent deferred sales charge at the end of each period.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

AUDITORS AND COUNSEL


     KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Fund's independent auditors.

     Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund.



FINANCIAL STATEMENTS


     The Fund hereby incorporates by reference the financial statements and related notes and the report of KPMG LLP thereon included in the Fund's Annual Report to Shareholders for the year ended November 30, 2000. The Fund will provide copies of the Annual Report to each person who requests a copy of this Statement of Additional Information. The Fund will also furnish copies of the Annual Report, without charge, to any shareholder upon request directed to the Fund, at the address or telephone number given on the cover page of this Statement of Additional Information.

                                     PART C
                                OTHER INFORMATION

Item 23.    Exhibits:

Exhibit No.    Description of Exhibits
-----------    -----------------------
   (a)(1)      Articles of Incorporation of Registrant(a)
   (a)(2)      Articles of Amendment, dated November 11, 1987(a)
   (a)(3)      Articles of Revival of Registrant(a)
   (a)(4)      Articles of Amendment, dated April 28, 1994(a)
   (a)(5)      Articles of Amendment, dated July 8, 1994(a)
   (a)(6)      Articles of Amendment, dated July 1, 1998(b)
   (b)(1)      By-Laws(a)
   (b)(2)      Amendment to the By-Laws, dated February 8, 1988(a)
   (b)(3)      Amendment to the By-Laws, dated December 15, 1992(a)
   (c)         Not applicable
   (d)(1)      Investment Management Agreement, SG Cowen Opportunity Fund
               dated July 1, 1998(b)
   (d)(2)      Investment Management Agreement, SG Cowen Intermediate Fixed
               Income Fund dated July 1, 1998(b)
   (d)(3)      Investment Management Agreement, SG Cowen Government
               Securities Fund dated July 1, 1998(b)
   (e)         Distribution Agreement, dated July 1, 1998(b)
   (f)         Not applicable
   (g)         Custody Agreement(a)
   (h)         Not applicable
   (i)(1)      Opinion and consent of Willkie Farr & Gallagher, dated
               February 16, 1988(a)
   (i)(2)      Opinion and consent of Venable Baetjer & Howard, dated
               February 16, 1988(a)
   (i)(3)      Opinion and consent of Venable Baetjer & Howard, dated
               May 12, 1994(a)
   (j)         Consent of Independent Auditors
   (k)         Subscription Agreement(a)
   (m)(1)      Shareholder Servicing and Distribution Plan, SG Cowen
               Opportunity Fund(a)
   (m)(2)      Shareholder Servicing and Distribution Plan, SG Cowen
               Intermediate Fixed Income Fund(a)
   (m)(3)      Shareholder Servicing and Distribution Plan, SG Cowen
               Government Securities Fund(a)
   (m)(4)      Shareholder Servicing Agreement, SG Cowen Opportunity Fund(a)
   (m)(5)      Shareholder Servicing Agreement, SG Cowen Intermediate Fixed
               Income Fund(a)
   (m)(6)      Shareholder Servicing Agreement, SG Cowen Government Securities
               Fund(a)
   (m)(7)      Distribution Related Services Agreement, SG Cowen Opportunity
               Fund(a)
   (m)(8)      Distribution Related Services Agreement, SG Cowen Intermediate
               Fixed Income Fund(a)
   (m)(9)      Distribution Related Services Agreement, SG Cowen Government
               Securities Fund(a)
   (n)         Not applicable
   (o)         Not applicable



   (p)(1)      Code of Ethics of Investment Manager(c)
      (2)      Code of Ethics of the Underwriter
            (a)Incorporated by reference to Post-Effective Amendment No. 19 to
               Registrant's Registration Statement on Form N-1A filed on March 26, 1997.
            (b)Incorporated by reference to Post-Effective Amendment No. 23 to
               Registrant's Registration Statement on Form N-1A filed on January 29, 1999.
            (c)Incorporated by reference to Post-Effective Amendment No. 24 to
               Registrant's Registration Statement on Form N-1A filed on March 23, 2000.

Item 24.    NONE

Item 25.    Indemnification


            Reference is hereby made to Item 27 of Part C of Registrant's Registration Statement filed on November 13, 1987.

Item 26.    Business and Other Connections of Investment Manager;
            Principal Underwriter

    SG Cowen Asset Management, Inc. ("SG Cowen") serves as Investment Manager to Registrant. SG Cowen is also the Investment Manager of SG Cowen Income + Growth Fund, Inc. ("CI+G"), SG Cowen Standby Tax-Exempt Reserve Fund, Inc. ("CSTXRF"), SG Cowen Standby Reserve Fund, Inc. ("CSRF"), the series of stock representing the SG Cowen Large Cap Value Fund, a portfolio of SG Cowen Series Funds, Inc. ("CFI"). Listed below are the names of all of the Directors and Executive Officers of SG Cowen as of March 15, 2001, their positions with SG Cowen, and under the heading "Other Business Activities and Principal Business Addresses", any business, profession, vocation or employment of a substantial nature (other than business of SG Cowen) in which they have been engaged for their own account or in the capacity of director, officer, employee, partner or trustee during the past two fiscal years of the Registrant.

                                                                 OTHER BUSINESS
     NAME                     POSITION                           ACTIVITIES
     ----                     --------                           ----------
Collas, Philippe-Heny         Chairman and Director              1/00 - Present
                              Chairman and CEO                   9/95 - Present Societe
                                                                        Generale Asset Management,
S.A.
                                                                        ("SGAM")

Nguyen-Quang, Hoan            President and Director             9/99 - Present
                              Officer                            6/99 - 12/99 SG Cowen Securities
Corporation
                              Officer                            9/98 - 5/99 SGAM
                              Officer                            1/96 - 8/98 Societe Generale,
Paris France

Church, William               Director                           1/00 - Present
                              Managing Director                  7/98 - 12/99 SG Cowen Securities
Corporation
                                                                 6/82 - 6/98 Cowen & Co.

D'Allest, Christian           Director                           1/00 - Present
                              Director                           9/95 - Present SGAM

Joyet, Alain                  Director                          11/00 - Present
                              Officer                            7/98 - Present, Societe Generale, USA.

SG Cowen Asset Management, Inc.
560 Lexington Avenue
New York, New York 10020

Societe Generale Asset Management, S.A.
2 Place de la Coupole, La Defense Centex
92078 Paris, France

Societe Generale, USA
1221 Avenue of The Americas
New York, NY 10020

Item 27. Principal Underwriter.
-------- -----------------------

     (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

The Brinson Funds
CDC MPT+Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Global Funds, Inc.
Dresdner RCM Investment Funds Inc.
GMO Trust
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
LMCG Funds
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Nomura Pacific Basin Fund, Inc.
Orbitex Group of Funds
The Saratoga Advantage Trust
SG Cowen Funds, Inc.
SG Cowen Income + Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
The Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust

     Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds

Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

     (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.


      Director, President and Chief          - Marie E. Connolly
         Executive Officer
      Director and Executive Vice President  - George A. Rio
      Executive Vice President and Chief     - Gary S. MacDonald
         Administrative Officer
      Executive Vice President               - William S. Nichols
      Executive Vice President               - W. Charles Carr
      Executive Vice President, General      - Margaret W. Chambers
         Counsel, Chief Compliance
         Officer, Secretary and Clerk
      Senior Vice President and Treasurer    - Joseph F. Tower, III
      Senior Vice President and Chief        - William J. Stetter
         Financial Officer
      Senior Vice President, Deputy General  - Christopher J. Kelley
         Counsel
      Senior Vice President                  - Mary A. Nelson
      Chairman and Director                  - William J. Nutt




     (c)     Not applicable.

Item 28.  Location of Accounts and Records


               (1)    SG Cowen Funds, Inc.
                      560 Lexington Avenue
                      New York, New York 10022


               (2)    State Street Bank and Trust Company
                      127 West 10th Street
                      Kansas City, Missouri 64105

Item 29.  Management Service

          Not applicable.

Item 30.  Undertakings

          Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 27th day of March, 2001.


                            SG COWEN FUNDS, INC.


                                        by Rodd M. Baxter,
                                        Attorney-in-Fact
                                        ----------------
                                        Philippe H. Collas, Chairman



      Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.






   Signature                  Title                              Date
   ---------                  -----                              ----


   by Rodd M. Baxter,
   Attorney-in-Fact
   ----------------
   Philippe H. Collas         Chairman and Director        March 27, 2001
                              (Chief Executive Officer)


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   Philip J. Bafundo          Treasurer (Chief             March 27, 2001
                              Financial and Accounting
                              Officer)


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   James H. Carey             Director                     March 27, 2001


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   Martin J. Gruber           Director                     March 27, 2001


   by Rodd M. Baxter,
   Attorney-in Fact
   ----------------
   Burton J. Weiss            Director                     March 27, 2001

                                INDEX TO EXHIBITS


Exhibit No.                 Description of Exhibits
  99(j)                 Consent of Independent Auditors
  99(p)                 Code of Ethics